AMENDMENT NO. 5
Dated as of June 7, 2021
to the
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
Dated as of November 19, 2015
Among
NATIONAL RURAL UTILITIES
COOPERATIVE FINANCE CORPORATION,
THE BANKS PARTY HERETO,
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and Initial Issuing Bank,
MIZUHO BANK, LTD.
as Syndication Agent
and
PNC BANK, NATIONAL ASSOCIATION,
THE BANK OF NOVA SCOTIA,
and
ROYAL BANK OF CANADA,
as Co-Documentation Agents
________________________________
J.P. MORGAN CHASE BANK, N.A.
MIZUHO BANK, LTD.
PNC CAPITAL MARKETS LLC
THE BANK OF NOVA SCOTIA,
and
RBC CAPITAL MARKETS
as Co-Lead Arrangers and Joint Bookrunners

AMENDMENT NO. 5
AMENDMENT NO. 5 dated as of June 7, 2021 (this “Amendment”) to the Amended and Restated Revolving Credit Agreement dated as of November 19, 2015, as amended by Amendment No. 1 dated as of November 18, 2016, as further amended by Amendment No. 2 dated as of November 20, 2017, as further amended by Amendment No. 3 dated as of November 28, 2018 and as further amended by Amendment No. 4 dated as of November 26, 2019, among NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, a not-for-profit cooperative association incorporated under the laws of the District of Columbia, the BANKS party thereto from time to time, JPMORGAN CHASE BANK, N.A., as Administrative Agent and as Initial Issuing Bank, MIZUHO BANK (USA), as Syndication Agent, and PNC BANK, NATIONAL ASSOCIATION, THE BANK OF NOVA SCOTIA and ROYAL BANK OF CANADA, as Co-Documentation Agents (the “Existing Credit Agreement” and, as amended by this Amendment, the “Amended Credit Agreement”).

W I T N E S S E T H :
WHEREAS, the Borrower has requested that the Banks party to the Existing Credit Agreement, immediately prior to the effectiveness of this Amendment (each, an “Existing Bank”) enter into this Amendment pursuant to which (i) the Existing Banks agree to extend the termination of their Commitments to November 28, 2025 (the “Extended Commitment Termination Date”) and (ii) certain other provisions of the Existing Credit Agreement will be amended;

WHEREAS, each financial institution identified on Schedule 1 hereto as an “Extending Bank” (each, an “Extending Bank”) has agreed, on the terms and conditions set forth herein, to provide Commitments terminating on the Extended Commitment Termination Date in the amounts set forth on Schedule 1 hereto opposite such Extending Bank’s name under the heading “Commitment” (the “Extended Commitments”);

WHEREAS, on the Fifth Amendment Effective Date (as defined in Section 7 below), the existing Commitment of each Extending Bank will be converted into an Extended Commitment;

WHEREAS, certain other financial institutions referred to herein as “Non- Extending Banks” (each, a “Non-Extending Bank”) have informed the Borrower of their desire to terminate their existing Commitments;

WHEREAS, certain other financial institutions referred to herein as “Reducing Banks” (each, a “Reducing Bank”) have informed the Borrower of their desire to reduce their existing Commitments; and

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Existing Credit Agreement or in the Amended Credit Agreement, as the context shall require, has the meaning assigned to such term in the Existing Credit Agreement or in the Amended Credit Agreement, as applicable. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Amendment” and each other similar reference contained in the Existing Credit Agreement shall, on and after the Fifth Amendment Effective Date, refer to the Amended Credit Agreement.

Section 2. Amended Terms and Fifth Amendment Effective Date Transactions.

(a)    Each of the parties hereto agrees that, effective on the Fifth Amendment Effective Date, the Existing Credit Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double- underlined text (indicated textually in the same manner as the following example: double- underlined text) as set forth in the amended pages of the Existing Credit Agreement attached hereto as Exhibit A, and the Banks party hereto authorize the Administrative Agent and the Borrower to prepare a conformed copy of the Amended Credit Agreement that includes the changes contained in, and consistent with, the amended pages attached as Exhibit A.

(b)    On the Fifth Amendment Effective Date, the Commitment of each Existing Bank that is an Extending Bank will be converted into an Extended Commitment under the Amended Credit Agreement in the amounts set forth on Schedule 1 hereto, so that the aggregate Commitment of such Extending Bank under the Amended Credit Agreement shall equal such Extended Bank’s Extended Commitments.

    (c)    On the Fifth Amendment Effective Date, MUFG Bank, Ltd.’s role as a Co- Documentation Agent shall be terminated and they shall not be entitled to any fees with respect to that role.

(d)     Notwithstanding Section 2.10 of the Existing Credit Agreement, on the Fifth Amendment Effective Date, (i) the Commitment of each Non-Extending Bank shall be terminated and such Non-Extending Bank shall no longer be considered as a Bank under the Amended Credit Agreement and (ii) the Commitment of each Reducing Bank shall be reduced as reflected on Schedule I hereto.

Section 3. Representations of Borrower. The Borrower represents and warrants, as of the date hereof, that:

(a)    the Borrower has the corporate power and authority to execute, deliver and perform its obligations under this Amendment and under the Amended Credit Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Amendment and the Amended Credit Agreement. The Borrower has duly executed and

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delivered this Amendment, and this Amendment and the Amended Credit Agreement constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether enforcement is sought by proceeding in equity or at law);

(b)    no material authorization, consent, approval or license of, or declaration, filing or registration with or exemption by, any Governmental Authority, body or agency is required in connection with the execution, delivery and performance by the Borrower of this Amendment. The Banks acknowledge that the Borrower may file this Amendment with the Securities and Exchange Commission on or after the Fifth Amendment Effective Date; and

(c)    the execution, delivery and performance by the Borrower of this Amendment and the Amended Credit Agreement, the borrowings contemplated hereunder and the use of the proceeds thereof will not (i) contravene any material provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or Governmental Authority to which the Borrower is subject, (ii) require any consent under, or violate or result in any breach of any of the material terms, covenants, conditions or provisions of, or constitute a material default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Borrower pursuant to the terms of the Amended Credit Agreement or any material indenture, mortgage, deed of trust, agreement or instrument, in each case to which the Borrower is a party or by which it or any its property or assets is bound or to which it may be subject, or (iii) violate any provision of the articles of incorporation or by-laws, as applicable, of the Borrower.

Section 4. GOVERNING LAW. (a) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES, TO THE FULLEST EXTENT PERMITTED BY LAW, THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT SHALL AFFECT ANY RIGHT    THAT ANY PARTY HERETO OR ANY BANK MAY OTHERWISE HAVE TO BRING ANY
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THAT ANY PARTY HERETO OR ANY BANK MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AGAINST ANY OTHER PARTY HERETO OR ANY BANK OR THEIR RESPECTIVE PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c)    EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)    EACH PARTY TO THIS AMENDMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 9.01 OF THE AMENDED CREDIT AGREEMENT. NOTHING IN THIS AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AMENDMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

Section 5. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of similar import in this Amendment shall be deemed to include electronic or digital signatures or the keeping of records in electronic form, each of which shall be of the same effect, validity and enforceability as manually executed signatures or a paper-based recordkeeping system, as the case may be, to the extent and as provided for under applicable law, including the Electronic Signatures in Global and National Commerce Act of 2000, the Electronic Signatures and Records Act of 1999, or any other similar state Laws based on the Uniform Electronic Transactions Act. Notwithstanding the foregoing, if the Administrative Agent or any Lender reasonably requests a manually executed counterpart, the Company shall deliver such manually executed counterpart.

Section 7. Effectiveness. This Amendment shall become effective on the date (the “Fifth Amendment Effective Date”) on which the Administrative Agent shall have received the following documents or other items, each dated the Fifth Amendment Effective Date unless otherwise indicated:

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(a)    receipt by the Administrative Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Administrative Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party), including receipt of consent from (i) each Extending Bank, (ii) each Non-Extending Bank, (iii) each Reducing Bank, and (iv) the Required Banks under the Existing Credit Agreement;

(b)    receipt by the Administrative Agent of an opinion of the General Counsel of the Borrower, substantially in the form of Exhibit F to the Existing Credit Agreement, provided that an enforceability opinion under New York law, that is reasonably acceptable to the Administrative Agent, shall be furnished by the Borrower’s New York counsel, Foley & Lardner LLP, subject to customary assumptions, qualifications and limitations;

(c)    receipt by the Administrative Agent of a certificate signed by any one of the Chief Financial Officer, the Chief Executive Officer, the Treasurer, an Assistant Secretary-Treasurer, the Controller or the Vice President, Capital Markets Relations of the Borrower to the effect that the conditions set forth in clauses (c) through (g), inclusive, of Section 3.03 of the Amended Credit Agreement have been satisfied as of the Fifth Amendment Effective Date and, in the case of clauses (c), (d) and (g), setting forth in reasonable detail the calculations required to establish such compliance;

(d)    receipt by the Administrative Agent of a certificate of an officer of the Borrower acceptable to the Administrative Agent stating that all consents, authorizations, notices and filings required or advisable in connection with this Amendment are in full force and effect, and the Administrative Agent shall have received evidence thereof reasonably satisfactory to it;

(e)    receipt by the Administrative Agent and the Syndication Agent (or their respective permitted assigns) and by each Bank Party of all fees, including all such fees that are owed to each Reducing Bank and Non-Extending Bank required to be paid in the respective amounts heretofore mutually agreed in writing, and all expenses required to be reimbursed pursuant to the terms of the Existing Credit Agreement and for which invoices have been presented, at least one (1) business day prior to the Fifth Amendment Effective Date;

(f)    receipt by the Administrative Agent and the Banks of a Beneficial Ownership Certification on the Fifth Amendment Effective Date and all documentation and other information required by regulatory authorities under applicable “know your customer” and anti- money laundering rules and regulations, including, without limitation, the USA PATRIOT Act (Title III of Pub. L. 107-56) and the FinCEN beneficial ownership regulations under the Beneficial Ownership Regulation; and

(g)    receipt by the Administrative Agent of all documents the Administrative Agent may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of this Amendment all in form and substance reasonably satisfactory to the Administrative Agent.

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The Administrative Agent shall promptly notify the Borrower and the Bank Parties of the Fifth Amendment Effective Date, and such notice shall be conclusive and binding on all parties hereto.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
By:	/s/ Ling Wang
Name: Ling Wang
Title: Senior Vice President and Chief Financial Officer

Signature Page to Amendment No. 5 – 2025 Facility

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Initial Issuing Bank and Bank
By:	/s/ Nancy R Barwig
Name: Nancy R. Barwig
Title: Executive Director

Signature Page to Amendment No. 5 – 2025 Facility

MIZUHO BANK, LTD., as Syndication Agent and Bank
By:	/s/ Edward Sacks
Name: Edward Sacks
Title: Executive Director

Signature Page to Amendment No. 5 – 2025 Facility

SIGNATURE PAGE TO AMENDMENT NO. 5 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF NOVEMBER 19, 2015, AS AMENDED BY AMENDMENT NO. 1 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 18, 2016, AS FURTHER AMENDED BY AMENDMENT NO. 2 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 20, 2017, AS FURTHER AMENDED BY AMENDMENT NO. 3 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 28, 2018, AS FURTHER AMENDED BY AMENDMENT NO. 4 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 26, 2019 AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, MIZUHO BANK (USA) AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”).

☐    The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment.

Royal Bank of Canada, as Leader
By:	/s/ Mark W. Condon
Name: Mark W. Condon
Title: Authorized Signatory

Signature Page to Amendment No. 5 – 2025 Facility

SIGNATURE PAGE TO AMENDMENT NO. 5 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF NOVEMBER 19, 2015, AS AMENDED BY AMENDMENT NO. 1 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 18, 2016, AS FURTHER AMENDED BY AMENDMENT NO. 2 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 20, 2017, AS FURTHER AMENDED BY AMENDMENT NO. 3 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 28, 2018, AS FURTHER AMENDED BY AMENDMENT NO. 4 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 26, 2019 AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, MIZUHO BANK (USA) AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”) .

☒    The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment

☐    The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $_______________.

☐    The undersigned is a ‘‘Non-Extending Bank” and consents to this Amendment and the termination of its existing Commitment.

☐    The undersigned is a “Reducing Bank” and consents to this Amendment and the reduction of its Commitment under the Amended Credit Agreement to an aggregate principal amount of $_______________.

Signature Page to Amendment No. 5 – 2025 Facility

THE BANK OF NOVA SCOTIA
By:	/s/ David Dewar
Name: David Dewar
Title: Director

Signature Page to Amendment No. 5 – 2025 Facility

SIGNATURE PAGE TO AMENDMENT NO. 5 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF NOVEMBER 19, 2015, AS AMENDED BY AMENDMENT NO. 1 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 18, 2016, AS FURTHER AMENDED BY AMENDMENT NO. 2 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 20, 2017, AS FURTHER AMENDED BY AMENDMENT NO. 3 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 28, 2018, AS FURTHER AMENDED BY AMENDMENT NO. 4 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 26, 2019 AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, MIZUHO BANK (USA) AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”).

☒    The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment

☐    The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $_______________.

☐    The undersigned is a ‘‘Non-Extending Bank” and consents to this Amendment and the termination of its existing Commitment.

☐    The undersigned is a “Reducing Bank” and consents to this Amendment and the reduction of its Commitment under the Amended Credit Agreement to an aggregate principal amount of $_______________.

Signature Page to Amendment No. 5 – 2025 Facility

PNC BANK, NATIONAL ASSOCIATION
By:	/s/ Richard G, Tutich
Name: Richard G. Tutich
Title: Vice President

Signature Page to Amendment No. 5 – 2025 Facility

SIGNATURE PAGE TO AMENDMENT NO. 5 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF NOVEMBER 19, 2015, AS AMENDED BY AMENDMENT NO. 1 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 18, 2016, AS FURTHER AMENDED BY AMENDMENT NO. 2 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 20, 2017, AS FURTHER AMENDED BY AMENDMENT NO. 3 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 28, 2018, AS FURTHER AMENDED BY AMENDMENT NO. 4 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 26, 2019 AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, MIZUHO BANK (USA) AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”).

☒    The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment

☐    The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $_______________.

☐    The undersigned is a ‘‘Non-Extending Bank” and consents to this Amendment and the termination of its existing Commitment.

☐    The undersigned is a “Reducing Bank” and consents to this Amendment and the reduction of its Commitment under the Amended Credit Agreement to an aggregate principal amount of $_______________.
Signature Page to Amendment No. 5 – 2025 Facility

ROYAL BANK OF CANADA
By:	/s/ Benjamin Cooper
Name: Benjamin Cooper
Title: Senior Vice President

Signature Page to Amendment No. 5 – 2025 Facility

SIGNATURE PAGE TO AMENDMENT NO. 5 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF NOVEMBER 19, 2015, AS AMENDED BY AMENDMENT NO. I TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 18, 2016, AS FURTHER AMENDED BY AMENDMENT NO. 2 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 20, 2017, AS FURTHERAMENDEDBY AMENDMENT NO. 3 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 28, 2018, AS FURTHER AMENDED BY AMENDMENT NO. 4 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 26, 2019 AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, MIZUHO BANK (USA) AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”).

☒    The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment

☐    The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $_______________.

☐    The undersigned is a ‘‘Non-Extending Bank” and consents to this Amendment and the termination of its existing Commitment.

☐    The undersigned is a “Reducing Bank” and consents to this Amendment and the reduction of its Commitment under the Amended Credit Agreement to an aggregate principal amount of $_______________.
Signature Page to Amendment No. 5 – 2025 Facility

U.S. Bank National Association
By:	/s/ Michael E. Temnick
Name: Michael E. Temnick
Title: Vice President

Signature Page to Amendment No. 5 – 2025 Facility

SIGNATURE PAGE TO AMENDMENT NO. 5 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF NOVEMBER 19, 2015, AS AMENDED BY AMENDMENT NO. 1 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 18, 2016, AS FURTHER AMENDED BY AMENDMENT NO. 2 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 20, 2017, AS FURTHER AMENDED BY AMENDMENT NO. 3 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 28, 2018, AS FURTHER AMENDED BY AMENDMENT NO. 4 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 26, 2019 AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, MIZUHO BANK (USA) AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”).
☒    The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment

☐    The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $_______________.

☐    The undersigned is a ‘‘Non-Extending Bank” and consents to this Amendment and the termination of its existing Commitment.

☐    The undersigned is a “Reducing Bank” and consents to this Amendment and the reduction of its Commitment under the Amended Credit Agreement to an aggregate principal amount of $_______________.
Signature Page to Amendment No. 5 – 2025 Facility

Truist Bank
By:	/s/ Justin Lien
Name: Justin Lien
Title: DIRECTOR

Signature Page to Amendment No. 5 – 2025 Facility

SIGNATURE PAGE TO AMENDMENT NO. 5 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF NOVEMBER 19, 2015, AS AMENDED BY AMENDMENT NO. 1 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 18, 2016, AS FURTHER AMENDED BY AMENDMENT NO. 2 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 20, 2017, AS FURTHER AMENDED BY AMENDMENT NO. 3 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 28, 2018, AS FURTHER AMENDEDBYAMENDMENTNO.4TOTHE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 26, 2019 AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, MIZUHO BANK (USA) AS SYNDICATION AGENT AND THE OTHERAGENTSPARTYTHERETO(THE “EXISTING CREDIT AGREEMENT”).

☐    The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment.

☐    The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $_______________.

☐    The undersigned is a “Non-Extending Bank” and consents to this Amendment and the termination of its existing Commitment.

☒    The undersigned is a “Reducing Bank” and consents to this Amendment and the reduction of its Commitment under the Amended Credit Agreement to an aggregate principal amount of $100,000,000.00
Signature Page to Amendment No. 5 – 2025 Facility

MUFG Bank, Ltd.
By:	Michael Agrimis
Name: Michael Agrimis
Title: Director

Signature Page to Amendment No. 5 – 2025 Facility

SIGNATURE PAGE TO AMENDMENT NO. 5 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF NOVEMBER 19, 2015, AS AMENDED BY AMENDMENT NO. 1 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 18, 2016, AS FURTHER AMENDED BY AMENDMENT NO. 2 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 20, 2017, AS FURTHER AMENDED BY AMENDMENT NO. 3 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 28, 2018, AS FURTHER AMENDED BYAMENDMENT NO.4TOTHE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 26, 2019 AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, MIZUHO BANK (USA) AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”).

☒    The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment

☐    The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $_______________.

☐    The undersigned is a ‘‘Non-Extending Bank” and consents to this Amendment and the termination of its existing Commitment.

☐    The undersigned is a “Reducing Bank” and consents to this Amendment and the reduction of its Commitment under the Amended Credit Agreement to an aggregate principal amount of $_______________.
Signature Page to Amendment No. 5 – 2025 Facility

REGIONS BANK
By:	/s/ Jim Sharp
Name: Jim Sharp
Title: Managing Director

Signature Page to Amendment No. 5 – 2025 Facility

SIGNATURE PAGE TO AMENDMENT NO. 5 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF NOVEMBER 19, 2015, AS AMENDED BY AMENDMENT NO. 1 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 18, 2016, AS FURTHER AMENDED BY AMENDMENT NO. 2 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 20, 2017, AS FURTHER AMENDED BY AMENDMENT NO. 3 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 28, 2018, AND AS FURTHER AMENDED BY AMENDMENT NO. 4 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 26, 2019 AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, MIZUHO BANK, LTD., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”).
Check only one of the following:

☐    The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment.

☐    The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $______________.

☒    The undersigned is a “Non-Extending Bank” and consents to this Amendment and the termination of its existing Commitment.

☐    The undersigned is a “Reducing Bank” and consents to this Amendment and the reduction of its Commitment under the Amended Credit Agreement to an aggregate principal amount of $_______________.

APPLE BANK FOR SAVINGS
By: /s/ Dana R. MacKinnon___________________
Name: Dana R. MacKinnon
Title: Senior Vice President
Signature Page to Amendment No. 5 – 2025 Facility

SCHEDULE 1
EXTENDED COMMITMENTS

Extending Banks	Commitment
JPMorgan Chase Bank, N.A.	$150,000,000.00
Mizuho Bank, Ltd.	$150,000,000.00
Royal Bank of Canada	$150,000,000.00
The Bank of Nova Scotia	$150,000,000.00

PNC Bank, National Association	$150,000,000.00
KeyBank National Association	$180,000,000.00
US Bank National Association	$125,000,000.00
Truist Bank	$125,000,000.00
MUFG Bank, Ltd.	$100,000,000.00
Regions Bank	$75,000,000.00

Total:	$1,355,000,000.00

EXHIBIT A

NOT A LEGAL DOCUMENT
    COMPOSITE COPY REFLECTING
    AMENDMENT NO. ~~4~~5
DATED AS OF ~~NOVEMBER 26~~JUNE 7, ~~2019~~2021

AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
dated as of
November 19, 2015
among
NATIONAL RURAL UTILITIES
COOPERATIVE FINANCE CORPORATION,
THE BANKS LISTED HEREIN,
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and Initial Issuing Bank,
MIZUHO BANK, LTD.,
as successor Syndication Agent,
and
~~MUFG~~PNC BANK, ~~LTD.~~ NATIONAL ASSOCIATION,
~~(F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.),~~
~~PNC BANK, NATIONAL ASSOCIATION,~~A,
THE BANK OF NOVA SCOTIA,
and
ROYAL BANK OF CANADA
as Co-Documentation Agents
___________________________

J.P. MORGAN CHASE BANK, N.A.
MIZUHO BANK, LTD.
~~MUFG BANK, LTD.~~
~~(F/K/A THE BANK OF TOKYO MITSUBISHI UFJ, LTD.),~~
PNC CAPITAL MARKETS LLC
THE BANK OF NOVA SCOTIA,
and
RBC CAPITAL MARKETS

TABLE OF CONTENTS
——————————
            PAGE
ARTICLE 1
Definitions
Section 1.01.    Definitions....................................................................................................1
Section 1.02.     Accounting Terms and Determinations......................................................24
Section 1.03.     Types of Borrowings...................................................................................~~24~~25
Section 1.04.    Letter of Credit............................................................................................25
Section 1.05.    Divisions.....................................................................................................25

ARTICLE 2
The Credits

Section 2.01.     Commitments to Lend and Issue Letters of Credit.....................................25
Section 2.02.    Notice of Committed Borrowings...............................................................~~27~~28

Section 2.09.    Fees............................................................................................................~~38~~39

Section 2.14.    Funding Losses..........................................................................................~~41~~42

Section 2.18.    Replacement of Banks...............................................................................~~47~~48
Section 2.19.    Defaulting Banks.......................................................................................~~49~~50
Section 2.20. Issuance of Letters of Credit; Drawings and
    Reimbursements; Auto-Extension Letters of Credit;
    Funding of Participations..........................................................................52
Section 2.21. [Reserved]..................................................................................................~~60~~61
Section 2.22. Extension of Commitment Termination Date...............................................~~60~~61

ARTICLE 3
Conditions
Section 3.01.    Effectiveness..............................................................................................63

i

Section 3.02.    [Reserved]...............................................................................................64
Section 3.03.    Borrowings and L/C Credit Extensions...................................................64

ARTICLE 4
Representations and Warranties
Section 4.01. Corporate Existence, Power and Authority..............................................~~65~~66
Section 4.02. Financial Statements.................................................................................~~66~~67
Section 4.03. Litigation...................................................................................................~~67~~68
Section 4.04. Governmental Authorizations……………………….…………..............~~67~~68
Section 4.05. Members’ Subordinated Certificates………………………….................~~67~~68
Section 4.06. No Violation of Agreements........................................................................68
Section 4.07. No Event of Default under the Indentures..................................................~~68~~69
Section 4.08. Compliance with ERISA.............................................................................~~68~~69
Section 4.09. Compliance with Other Laws......................................................................69
Section 4.10. Tax Status....................................................................................................69
Section 4.11. Investment Company Act............................................................................~~69~~70
Section 4.12. Disclosure..................................................................................................~~69~~70
Section 4.13. Subsidiaries...............................................................................................~~69~~70
Section 4.14. Environmental Matters.............................................................................~~69~~70
Section 4.15. Anti-Corruption Laws and Sanctions.........................................................70

ARTICLE 5
Covenants

Section 5.01. Corporate Existence...................................................................................71
Section 5.02. Disposition of Assets, Merger, Character of Business, etc........................71
Section 5.03. Financial Information.............................................................................~~71~~72
Section 5.04. Default Certificates....................................................................................73
Section 5.05. Notice of Litigation and Defaults………………………………...........~~73~~74
Section 5.06. ERISA.........................................................................................................74
Section 5.07. Payment of Charges……………………………………………...............74
Section 5.08. Inspection of Books and Assets.............................................................~~74~~75
Section 5.09. Indebtedness……………………………………….................................~~74~~75
Section 5.10. Liens.......................................................................................................~~75~~76
Section 5.11. Maintenance of Insurance......................................................................~~76~~77
Section 5.12. Subsidiaries and Joint Ventures…………………………....……..........~~76~~77
Section 5.13. Minimum TIER.......................................................................................~~77~~78
Section 5.14. Retirement of Patronage Capital............................................................~~77~~78
Section 5.15. Use of Proceeds.........................................................................................78
Section 5.16. Compliance with Laws.........................................................................~~78~~79

ARTICLE 6
Defaults

Section 6.01.    Events of Default................................................................................~~78~~79
Section 6.02.    Actions In Respect Of Letters Of Credit Upon Default..........................81

ii

Section 6.03.    Notice of Default................................................................................~~81~~82

ARTICLE 7
The Administrative Agent

Section 7.01.    Appointment and Authorization.............................................................~~81~~82
Section 7.02.    Administrative Agent and Affiliates..........................................................82
Section 7.03.    General Nature of the Administrative Agent’s Duties..............................82
Section 7.04.    Consultation with Experts........................................................................82
Section 7.05.    Liability of Administrative Agent......................................... ....................82
Section 7.06.    Indemnification.....................................................................................~~82~~83
Section 7.07.    Credit Decision.........................................................................................83
Section 7.08.    Successor Administrative Agent........................................................ ..~~83~~84
Section 7.09.    Co-Documentation Agents, Syndication Agent and Co-
    Lead Arrangers Not Liable ......................................................................84
Section 7.10.    Calculations..............................................................................................84
Section 7.11.    Erroneous Payment...................................................................................84

ARTICLE 8
Change in Circumstances

Section 8.01.    Basis for Determining Interest Rate Inadequate or Unfair.....................~~84~~85
Section 8.02.    Illegality.....................................................................................................85
Section 8.03.    Increased Cost and Reduced Return......................................................~~85~~86
Section 8.04.    Base Rate Loans Substituted for Affected Euro-Dollar Loans..................88

ARTICLE 9
Miscellaneous

Section 9.04. Sharing of Set-offs...................................................................................~~90~~91
Section 9.05. Amendments and Waivers............................................................................91
Section 9.06. Successors and Assigns................................................................................92
Section 9.07. Collateral................................................................................................~~94~~95
Section 9.08. Governing Law...........................................................................................95
Section 9.09. Counterparts; Integration.......................................................................~~95~~96
Section 9.10. Several Obligations.................................................................................~~95~~96
Section 9.11. Severability..................................................................................................96
Section 9.12. Confidentiality.............................................................................................96
Section 9.13. WAIVER OF JURY TRIAL.......................................................................~~96~~97
Section 9.14. USA Patriot Act.......................................................................................~~96~~97
Section 9.15. ICC Transactions.......................................................................................97
Section 9.16. Acknowledgement and Consent to Bail-In.................................................98

iii

AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

This AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of November 19, 2015, is made by and among NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, a not-for-profit cooperative association incorporated under the laws of the District of Columbia, as Borrower, the BANKS listed on the signature pages hereof, JPMORGAN CHASE BANK, N.A., as Administrative Agent and as Initial Issuing Bank for the Letters of Credit issued or to be issued pursuant to this Agreement, MIZUHO BANK, LTD., as successor Syndication Agent, and ~~MUFG BANK, LTD. (F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.),~~ PNC BANK, NATIONAL ASSOCIATION, THE BANK OF NOVA SCOTIA and ROYAL BANK OF CANADA, as Co-Documentation Agents.

WHEREAS, the Borrower, the several Banks, the Administrative Agent, the Syndication Agent and Co-Documentation Agents (as each is defined hereinafter) entered into a Revolving Credit Agreement dated as of October 21, 2011, as amended by Amendment No. 1 dated as of March 28, 2013, Amendment No. 2 dated as of October 28, 2013 and Amendment No. 3 dated as of October 28, 2014 (collectively, the “Existing Credit Agreement”); and

WHEREAS, the Borrower has requested that the Banks, the Administrative Agent, the Syndication Agent and the Co-Documentation Agents agree, on the terms and conditions set forth herein, to amend and restate the Existing Credit Agreement. The Banks, Administrative Agent, Syndication Agent and Co-Documentation Agents have indicated their willingness to amend and restate the Existing Credit Agreement on the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby amend and restate the Existing Credit Agreement in its entirety and the parties hereto hereby agree as follows:

ARTICLE 1
DEFINITIONS

Section 1.01. Definitions. The following terms, as used herein, have the following meanings:

“1994 Indenture” means the Indenture dated as of February 15, 1994 and as amended as of September 16, 1994 between the Borrower and U.S. Bank National Association, as trustee, as amended and supplemented from time to time, providing for the issuance in series of certain collateral trust bonds of the Borrower.

“2007 Indenture” means the Indenture dated as of October 25, 2007 between the Borrower and U.S. Bank National Association, as trustee, as amended and supplemented from time to time, providing for the issuance in series of certain collateral trust bonds of the Borrower.

“2016 Amendment” means Amendment No. 1 to this Agreement dated as of November 18, 2016 among the Borrower, the Administrative Agent, the Syndication Agent and the Banks thereto.

“2017 Amendment” means Amendment No. 2 to this Agreement dated as of November 20, 2017 among the Borrower, the Administrative Agent, the Syndication Agent and the Banks thereto.

“2017 Fee Letters” means those certain Fee Letters dated October 13, 2017 among the Borrower, the Administrative Agent and the Syndication Agent.

“2018 Amendment” means Amendment No. 3 to this Agreement dated as of November 28, 2018 among the Borrower, the Administrative Agent, the Syndication Agent and the Banks thereto.

“2018 Fee Letters” means those certain Fee Letters dated October 16, 2018 among the Borrower, the Administrative Agent and the Syndication Agent.

“2019 Amendment” means Amendment No. 4 to this Agreement dated as of November ~~[~~26~~]~~, 2019 among the Borrower, the Administrative Agent, the Syndication Agent and the Banks thereto.

“2019 Fee Letters” means those certain Fee Letters dated October 16, 2019 among the Borrower, the Administrative Agent, the Syndication Agent and the Co-Lead Arrangers; provided, that, it is understood that the Agency Fee and Fronting Letter, dated October 16, 2018 between the Borrower and the Administrative Agent is still in effect and shall be considered a 2019 Fee Letter.

“2021 Amendment” means Amendment No. 5 to this Agreement dated as of June 7, 2021 among the Borrower, the Administrative Agent, the Syndication Agent and the Banks thereto.

“2021 Fee Letters” means those certain Fee Letters dated May 11, 2021 among the Borrower, the Administrative Agent, the Syndication Agent and the Co-Lead Arrangers.

“Absolute Rate Auction” means a solicitation of Money Market Quotes setting forth Money Market Absolute Rates pursuant to Section 2.03.

“Additional Commitment Bank” has the meaning set forth in Section 2.22(d).
~~“Adjusted London Interbank Offered Rate” has the meaning set forth~~
~~in Section 2.07(b).~~

“Administrative Agent” means JPMorgan Chase Bank, N.A., in its capacity as administrative agent for the Banks hereunder, and its successors in such capacity.

“Administrative Questionnaire” means, with respect to each Bank, the administrative questionnaire in the form submitted to such Bank by the Administrative Agent and submitted to the Administrative Agent (with a copy to the Borrower) duly completed by such Bank.

“Affected Financial Institution” means (i) any EEA Financial Institution or (ii) any UK Financial Institution.

“Aggregate Commitment” means the aggregate amount that is equal to the sum of the amounts of each of the Commitments.

“Agreement” means this Amended and Restated Revolving Credit Agreement, as the same may be amended from time to time.

“Amendment Effective Date” means the date this Agreement becomes effective in accordance with Section 3.01.

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or its Subsidiaries from time to time concerning or relating to bribery, corruption or money laundering
.
“Anniversary Date” has the meaning set forth in Section 2.22(a).

“Applicable Law” means, with respect to any Person, any and all laws, statutes, regulations, rules, orders, injunctions, decrees, judgments, writs determinations or awards having the force or effect of binding such Person at law and issued by any Governmental Authority, applicable to such Person, including all Environmental Laws.

“Applicable Lending Office” means, with respect to any Bank, (i) in the case of its Base Rate Loans, its Domestic Lending Office, (ii) in the case of its Euro-Dollar Loans, its Euro-Dollar Lending Office and (iii) in the case of its Money Market Loans, its Money Market Lending Office.

“ASC 815” means Accounting Standards Codification No. 815 Derivatives and Hedging, as amended from time to time (or any successor provision thereto).

“ASC 830” means Accounting Standards Codification No. 830 Foreign Currency Matters, as amended from time to time (or any successor provision thereto).

“Assignee” has the meaning set forth in Section 9.06(c).

“Auto-Extension Letter of Credit” has the meaning specified in Section 2.20(a)(iii).

“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, any tenor for such Benchmark or payment period for interest calculated with reference to such Benchmark, as applicable, that is or may be used for determining the length of an Interest Period pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period”.

“Back-Up Letter of Credit” has the meaning set forth in Section 2.01(b).

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable ~~EEA~~ Resolution Authority in respect of any liability of an ~~EEA~~Affected Financial Institution.

“Bail-In Legislation” means, (i) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule. and (ii) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Bank” means at any time, any Bank that has a Commitment specified on the Commitment Schedule hereto or any Assignee thereof and any subsequent Assignee of such Assignee which becomes a Bank pursuant to Section 9.06(c).

“Bank Extension Notice Date” has the meaning set forth in Section 2.22(b).
“Bank Parties” mean the Banks and the Issuing Banks.

“Bankruptcy Event” means, with respect to any Person, such Person becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment, provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, provided, further, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person.

“Base Rate” means, for any day, a rate per annum equal to the highest of the Prime Rate for such day, (ii) the Federal Funds Rate for such day plus 0.50% and (iii) the ~~Adjusted London Interbank Offered Rate, taking into account any London Interbank Offered Rate floor under the definition of “London Interbank Offered Rate”~~Benchmark, or a comparable or successor rate, which rate is selected by the Administrative Agent and the Borrower as described in ~~the definition of London Interbank Offered Rate in~~ Section 2.07(b), for a one month Interest Period on such day (or if such day is not a Euro-Dollar Business Day, the immediately preceding Euro-Dollar Business Day) plus 1.00%.

“Base Rate Loan” means a Committed Loan that bears interest at the Base Rate pursuant to the applicable Notice of Committed Borrowing or Notice of Interest Rate Election or the last sentence of Section 2.08(a) or Article 8.

“Base Rate Margin” means a rate per annum determined in accordance with the Pricing Schedule.

“Benchmark” means, initially, USD LIBOR; provided that if a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-in Election or an Other Benchmark Rate Election, as applicable, and its related Benchmark Replacement Date have occurred with respect to USD LIBOR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.07.

“Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date. Provided that, in the case of an Other Benchmark Rate Election, “Benchmark Replacement” shall mean the alternative set forth in (3) below; provided further, if the Administrative Agent decides that Term SOFR is not administratively feasible for the Administrative Agent, then Term SOFR will be deemed unable to be determined for purposes of this definition:

(1) the sum of: (a) Term SOFR and (b) the related Benchmark
Replacement Adjustment;

(2) the sum of: (a) Daily Simple SOFR and (b) the related Benchmark
Replacement Adjustment;

(3) the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for U.S. dollar-denominated syndicated credit facilities at such time and (b) the related Benchmark Replacement Adjustment;

provided that, in the case of clause (1), such Unadjusted Benchmark Replacement is displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion; provided further that, in the case of clause (3), when such clause is used to determine the Benchmark Replacement in connection with the occurrence of an Other Benchmark Rate Election, the alternate benchmark rate selected by the Administrative Agent and the Borrower shall be the term benchmark rate that is used in lieu of a LIBOR-based rate in the relevant other Dollar-denominated syndicated credit facilities; provided further that, notwithstanding anything to the contrary in this Agreement or in any other Loan Document, upon the occurrence of a Term SOFR Transition Event, and the delivery of a Term SOFR Notice, on the applicable Benchmark Replacement Date the “Benchmark Replacement” shall revert to and shall be deemed to be the sum of (a) Term SOFR and (b) the related Benchmark Replacement Adjustment, as set forth in clause (1) of this definition (subject to the first proviso above). If the Benchmark Replacement as determined pursuant to clause (1), (2) or (3) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then- current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement:

(1) for purposes of clauses (1) and (2) of the definition of “Benchmark
Replacement,” the first alternative set forth in the order below that can be determined by the Administrative Agent:

(a) the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that has been selected or recommended by the Relevant

Governmental Body for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for the applicable Corresponding Tenor;

(b) the spread adjustment (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that would apply to the fallback rate for a derivative transaction referencing the ISDA Definitions to be effective upon an index cessation event with respect to such Benchmark for the applicable Corresponding Tenor; and

(2) for purposes of clause (3) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar- denominated syndicated credit facilities;

provided that, in the case of clause (1) above, such adjustment is displayed on a screen or other information service that publishes such Benchmark Replacement Adjustment from time to time as selected by the Administrative Agent in its reasonable discretion.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, the formula for calculating any successor rates identified pursuant to the definition of “Benchmark Replacement”, the formula, methodology or convention for applying the successor Floor to the successor Benchmark Replacement and other technical, administrative or operational matters) that the Administrative

Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(1) in the case of clause (1) or (2) of the definition of “Benchmark
Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof);

(2) in the case of clause (3) of the definition of “Benchmark Transition
Event,” the date of the public statement or publication of information referenced therein;

(3) in the case of a Term SOFR Transition Event, the date that is thirty
(30) days after the date a Term SOFR Notice is provided to the Lenders and the Borrower pursuant to clause (b) of this Section titled “Benchmark Replacement Setting” or such later date as specified in such notice; or

(4) in the case of an Early Opt-in Election or an Other Benchmark Rate
Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election or Other Benchmark Rate Election, as applicable, is provided to the Lenders, so long as the Administrative Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Early Opt-in Election or Other Benchmark Rate Election, as applicable, is provided to the Lenders, written notice of objection to such Early Opt-in Election or Other Benchmark Rate Election, as applicable, from Lenders comprising the Required Lenders; provided however, the Administrative Agent and the Borrower may choose a later date as specified in such notice.

For the avoidance of doubt, (i) if the event giving rise to the Benchmark

Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);

(2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or

(3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer representative.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Unavailability Period” means the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with this Section titled “Benchmark Replacement Setting” and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder in accordance with Section 2.07.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Bonds” means any bonds issued pursuant to any of the Indentures, as the context may require.

“Borrower” means the National Rural Utilities Cooperative Finance Corporation, a not-for-profit cooperative association incorporated under the laws of the District of Columbia, and its successors.

“Borrowing” has the meaning set forth in Section 1.03.

“Cash Collateral Account” means a deposit account or a non-interest bearing securities account (as contemplated by Section 2.20(e)) opened, or to be opened, by the Administrative Agent and in which a Lien has been granted to the Administrative Agent for the benefit of each Bank and each Issuing Bank pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and each Issuing Bank (which documents are hereby consented to by the Banks) to the extent that any Letter of Credit is required to be Cash Collateralized in accordance with this Agreement.

“Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of each Issuing Bank and each Bank, as collateral for the L/C Obligations, cash or deposit account balances, and “Cash Collateral” shall refer to such cash or deposit account balances.

“Central Banking Authority” means any central bank, reserve bank or monetary authority that is principally engaged in the regulation of the currency,

money supply or commercial banking system of any given sovereign state or states.

“Change in Law” means (a) the adoption of any law, rule, regulation or treaty after the Effective Date, (b) any change in any law, rule, regulation or treaty or in the interpretation or application thereof by any Governmental Authority after the Effective Date or (c) compliance by any Bank Party (or, for purposes of Section 8.03(b), by its Applicable Lending Office or by such Bank Party’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the Effective Date; provided however, that notwithstanding anything therein to the contrary, (i) any requirements imposed under the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, regulations, guidelines or directives thereunder or enacted, adopted or issued in connection therewith and (ii) any requests, rules, guidelines or directives concerning capital adequacy promulgated by the Bank for International Settlements, the Basel Committee on Banking Regulations and Supervisory Practices (or any successor or similar authority) or the United States financial regulatory authorities, in each case pursuant to Basel III, shall be deemed to be a “Change in Law”, regardless of the date adopted, issued, promulgated or implemented, but only if any such requirements are generally applicable to (and for which reimbursement is generally being sought by the Banks in respect of) credit transactions similar to this transaction from borrowers similarly situated to the Borrower.

“Code” means the Internal Revenue Code of 1986, as amended.

“Co-Documentation Agents” means ~~MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.),~~ PNC Bank, National Association, The Bank of Nova Scotia and Royal Bank of Canada, each in their respective capacity as documentation agent hereunder, and their respective successors in such capacity.

“Co-Lead Arrangers” means J.P. Morgan Chase Bank, N.A., Mizuho Bank, Ltd., ~~MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.),~~ PNC Capital Markets LLC, The Bank of Nova Scotia, and RBC Capital Markets,[1] each in their capacity as co-lead arranger and joint bookrunner.

“Commitment” means (i) with respect to any Bank, the amount, if any, set forth opposite the name of such Bank on the Commitment Schedule and (ii) with respect to any Bank that is an Assignee pursuant to Section 9.06(c), the amount of the transferor Bank’s commitment specified on the Commitment Schedule that is assigned to such Bank, and further, any subsequent assignment made by an Assignee to another Assignee of such amounts pursuant to Section 9.06(c), in each case as such amount may from time to time be increased or

1RBC Capital Markets is a brand name for the capital markets businesses of Royal Bankof Canada and its affiliates.

decreased from time to time in accordance with the terms and conditions of this Agreement.
“Commitment Schedule” means the commitment schedule attached hereto under the heading, Commitment Schedule.
“Commitment Termination Date” means November 28, ~~2023~~2025 or, if such day is not a Euro-Dollar Business Day, the immediately preceding Euro-Dollar Business Day.
“Committed Borrowing” means a Borrowing under Section 2.01(a).
“Committed Loan” means a Revolving Loan; provided that, if any such loan or loans (or portions thereof) are combined or subdivided pursuant to a Notice of Interest Rate Election, the term “Committed Loan” shall refer to the combined principal amount resulting from such combination or to each of the separate principal amounts resulting from such subdivision, as the case may be.

“Confidential Information” has the meaning set forth in Section 9.12.

“Consolidated Entity” means at any date any Subsidiary, and any other entity the accounts of which would be combined or consolidated with those of the Borrower in its combined or consolidated financial statements if such statements were prepared as of such date.

“Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor.

“Credit Documentation” has the meaning set forth in Section 9.15.

“Credit Exposure” means with respect to any Bank at any time, such Bank’s Pro Rata Share of each of (i) the aggregate principal amount of the Loans outstanding at such time and (ii) the Outstanding Amount of all L/C Obligations at such time (for the avoidance of doubt, the aggregate amount of such Bank’s participation in L/C Obligations are deemed to be “held” by such Bank for purposes of this definition).

“Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided, that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the

Administrative Agent may establish another convention in its reasonable discretion.

“Default” means any occurrence or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both (as specified in Section 6.01) would, unless cured or waived, become an Event of Default.

“Defaulting Bank” means any Bank that (a) has failed, within two Domestic Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans, (ii) fund any portion of its participations in Letters of Credit or (iii) pay over to the Administrative Agent or any Bank Party any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Bank notifies the Administrative Agent and the Borrower, in writing that such failure is the result of such Bank’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) has notified the Borrower, the Administrative Agent or any Bank Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Bank’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three Domestic Business Days after request by the Administrative Agent (the Administrative Agent hereby agreeing to make any such written request upon a request from the Borrower) or any Bank Party, acting in good faith, to provide a certification in writing from an authorized officer of such Bank (with a copy of such certification to be provided to the Borrower) that it will comply with its obligations to fund prospective Loans and participations in then outstanding Letters of Credit under this Agreement, provided that such Bank shall cease to be a Defaulting Bank pursuant to this clause (c) upon such Bank Party’s receipt of such certification in form and substance satisfactory to it and the Administrative Agent, or (d) has, or has a Parent, that has become the subject of (i) a Bankruptcy Event or (ii) a Bail-In Action.

“Derivative Cash Settlements” means, for any period, the line item “derivative cash settlements” as it appears on the statement of operations of the Borrower and its Consolidated Entities (or any notes thereto) for such period delivered to the Banks pursuant to Section 5.03(b), calculated in accordance with U.S. GAAP as in effect from time to time.

“Derivatives Obligations” of any Person means all obligations of such Person in respect of any rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of the foregoing transactions) or any combination of the foregoing transactions.

“Determination Date” has the meaning set forth in Section 5.09.

“Dollars” or “$” refers to lawful money of the United States of America.

“Domestic Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

“Domestic Lending Office” means, as to each Bank Party, its office located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Domestic Lending Office) or such other office as such Bank Party may hereafter designate as its Domestic Lending Office by notice to the Borrower and the Administrative Agent.

“Early Opt-in Election” means, if the then-current Benchmark is USD LIBOR, the occurrence of:

(1) a notification by the Administrative Agent to (or the request by the Borrower to the Administrative Agent to notify) each of the other parties hereto that at least five currently outstanding U.S. dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a benchmark rate (and such syndicated credit facilities are identified in such notice and are publicly available for review), and

(2) the joint election by the Administrative Agent and the Borrower to trigger a fallback from USD LIBOR and the provision by the Administrative Agent of written notice of such election to the Lenders.

“EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any member state of the European Union, Iceland, Liechtenstein and Norway
.
“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member

Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Effective Date” means October 21, 2011.

“Environmental Laws” means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and governmental restrictions relating to the environment, the effect of the environment on human health or to emissions, discharges or releases of pollutants, contaminants, Hazardous Substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Hazardous Substances or wastes or the clean-up or other remediation thereof.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

“ERISA Group” means the Borrower, any Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any Subsidiary, are treated as a single employer under Section 414(b) or (c) of the Code or, for purposes of Section 412 of the Code, under Section 414(b), (c), (m) or (o) of the Code.

“Erroneous Payment” has the meaning assigned to it in Section 7.11(a).

“Erroneous Payment Deficiency Assignment” has the meaning assigned to it in Section 7.11(d).

“Erroneous Payment Return Deficiency” has the meaning assigned to it in Section 7.11(d).

“EU Bail-In Legislation Schedule” means the document described as such and published by the Loan Market Association (or any successor person) from time to time.

“Euro-Dollar Business Day” means any Domestic Business Day on which commercial banks are open for international business (including dealings in dollar deposits) in London.

“Euro-Dollar Lending Office” means, as to each Bank, its office, branch or affiliate located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Euro-Dollar Lending Office) or such other office, branch or affiliate of such Bank as it may hereafter designate

“Existing Letters of Credit” means the letters of credit issued and outstanding under the Existing Credit Agreement as of the Amendment Effective Date and set forth in the Existing Letters of Credit Schedule hereto.

“Extended Commitment” means an Extended Commitment as defined in the ~~2018~~2021 Amendment.

“Extension Date” has the meaning set forth in Section 2.22(d).

“Facility Fee Rate” means a rate per annum determined in accordance with the Pricing Schedule.

“Farmer Mac” means the Federal Agricultural Mortgage Corporation, a corporation organized and existing under the laws of the United States of America and a federally-chartered instrumentality of the United States of America and an institution of the Farm Credit System.

“Farmer Mac Master Note Purchase Agreement” means that certain Amended and Restated Master Note Purchase Agreement, dated as of ~~July 31, 2015~~March 24, 2011, as amended by the First Supplemental Note Purchase Agreement dated as of March 24, 2011, the Amended and Restated First Supplemental Note Purchase Agreement dated as of January 8, 2015, the Second Amended and Restated First Supplemental Note Purchase Agreement dated as of February 26, 2018, and the Third Amended and Restated First Supplemental Note Purchase Agreement dated as of May 20, 2021, among Farmer Mac Mortgage Securities Corporation, a wholly owned subsidiary of Farmer Mac, Farmer Mac and the Borrower.

“Farmer Mac Master Note Purchase Agreement Liens” means Liens on any assets of the Borrower required to be pledged as collateral to support obligations of the Borrower with respect to any notes issued pursuant to the Farmer Mac Master Note Purchase Agreement.

“Farmer Mac Master Note Purchase Agreement Limit” shall be the lesser of (i) the aggregate purchase amount of notes available for purchase at any such time, without regards to whether any such notes have been purchased, pursuant to one or more supplemental note purchase agreements to the Farmer Mac Master Note Purchase Agreement in effect at such time or (ii) $1,000,000,000.

“Farmer Mac Master Note Purchase Agreement Obligations” means notes issued pursuant to the Farmer Mac Master Note Purchase Agreement.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b) of the Code, and any applicable intergovernmental agreements and related legislation and official administrative rules or practices with respect thereto.

“Federal Funds Rate” means, for any day, the rate per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day; provided that (i) if such day is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (ii) if no such rate is so published on such next succeeding Domestic Business Day, the Federal Funds Rate for such day shall be the average rate quoted to the Administrative Agent on such day on such transactions as determined by the Administrative Agent.

“Fifth Amendment Effective Date” means the Fifth Amendment Effective Date as defined in the 2021 Amendment.

“First Amendment Effective Date” means the First Amendment Effective Date as defined in the 2016 Amendment.

“Fitch” means Fitch Ratings, Inc., and its successors

“Fixed Rate Borrowing” means either a Euro-Dollar Borrowing or a Money Market LIBOR Borrowing.

“Fixed Rate Loans” means Euro-Dollar Loans or Money Market Loans (excluding Money Market LIBOR Loans bearing interest at the Base Rate pursuant to Section 8.01) or any combination of the foregoing.

“Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to USD LIBOR.

“Foreclosed Asset” has the meaning set forth in Section 5.12.

“Fourth Amendment Effective Date” means the Fourth Amendment Effective Date as defined in the 2019 Amendment.

“Fronting Fee” has the meaning specified in Section 2.09(d).

“Governmental Authority” means any national, state, county, city, town, village, municipal or other government department, commission, board, bureau, agency, authority or instrumentality of a country or any political subdivision

Consolidated Entities for such period delivered to the Banks pursuant to Section

“Interest Period” means: (1) with respect to each Euro-Dollar Borrowing, the period commencing on the date of such Borrowing and ending one, ~~two,~~ three or six months thereafter, as the Borrower may elect in the applicable Notice of Borrowing; provided that:

(a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

(b) any Interest Period which begins on the last Euro-Dollar Business
Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month; and

(c). any Interest Period of any Euro-Dollar Loan included in such
Borrowing which would otherwise end after the Maturity Date shall, with respect to such Euro-Dollar Loan, end on such Maturity Date;

(2) with respect to each Base Rate Borrowing, the period commencing on the date of such Borrowing and ending 30 days thereafter; provided that:

(a) any Interest Period which would otherwise end on a day which is not a Domestic Business Day shall be extended to the next succeeding Domestic Business Day; and

(b) any Interest Period of any Base Rate Loan included in such
Borrowing which would otherwise end after the Maturity Date shall, with respect to such Base Rate Loan, end on such Maturity Date;

(3) with respect to each Money Market LIBOR Borrowing, the period commencing on the date of such Borrowing and ending any whole number of months thereafter (but not less than one month) as the Borrower may elect in the applicable Notice of Borrowing; provided that:

(a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

(b) any Interest Period which begins on the last Euro-Dollar Business
Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month; and

(c). any Interest Period which would otherwise end after the Commitment Termination Date shall end on the Commitment Termination Date; and

(4) with respect to each Money Market Absolute Rate Borrowing, the period commencing on the date of such Borrowing and ending such number of days thereafter (but not less than 30 days) as the Borrower may elect in the applicable Notice of Borrowing; provided that:

(a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day; and

(b) any Interest Period which would otherwise end after the Commitment Termination Date shall end on the Commitment Termination Date.

“Interpolated Rate” has the meaning set forth in Section 2.07(b).

“Investments” has the meaning set forth in Section 5.12.

“IRS” means the United States Internal Revenue Service.

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto.

“ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance of such Letter of Credit).

“Issuer Documents” means, with respect to any Letter of Credit, the Letter of Credit Application and any other document, agreement and instrument entered into by any Issuing Bank and the Borrower (or any Consolidated Entity of the Borrower) or in favor of any Issuing Bank and relating to any such Letter of Credit.

“Issuing Bank” means the Initial Issuing Bank and any Bank appointed by the Borrower (with the consent of the Administrative Agent) as such and each Person that shall become an Issuing Bank hereunder pursuant to Section 2.20(l) or Section 9.06(f). Each Issuing Bank may, with the consent of the Borrower (such of the Borrower to repay the Loans, and “Note” means any one of such promissory notes issued hereunder.

“Notice of Borrowing” means a Notice of Committed Borrowing or a Notice of Money Market Borrowing.

“Notice of Committed Borrowing” has the meaning set forth in Section 2.02.

“Notice of Interest Rate Election” has the meaning set forth in Section 2.08(a).

“Notice of Money Market Borrowing” has the meaning set forth in Section 2.03(f).

“Other Benchmark Rate Election” means, with respect to any Loan denominated in Dollars, if the then-current Benchmark is the LIBO Rate, the occurrence of:

(a) a request by the Borrower to the Administrative Agent to notify each of the other parties hereto that, at the determination of the Borrower, Dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed), in lieu of a LIBOR-based rate, a term benchmark rate as a benchmark rate, and

(b) the Administrative Agent, in its sole discretion, and the Borrower jointly elect to trigger a fallback from the LIBO Rate and the provision, as applicable, by the Administrative Agent of written notice of such election to the Borrower and the Lenders.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Taxes (other than a connection arising from such Recipient having executed, delivered, enforced, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, or engaged in any other transaction pursuant to, or enforced, this Agreement or the Notes, or sold or assigned an interest in this Agreement or the Notes).

“Other Taxes” means any present or future stamp, court, documentary, intangible, recording, filing or similar excise or property Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, or from the registration, receipt or perfection of a security interest under, or otherwise with respect to, this Agreement or the Notes, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment under Section 2.18).

“Outstanding Amount” means with respect to any L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any relevant L/C Credit Extension occurring on such date and any other changes in the aggregate amount of such L/C Obligations as of such date, including as a result of any reimbursements of outstanding unpaid drawings under any relevant Letters of Credit or any reductions in the maximum amount available for drawing under any relevant Letters of Credit taking effect on such date.

“Parent” means, with respect to any Bank, any Person as to which such Bank is, directly or indirectly, a subsidiary.

“Participant” has the meaning set forth in Section 9.06(b).

“Participant Register” has the meaning set forth in Section 9.06(b).

“Patronage Capital Certificates” means those certificates that evidence the portion of Net Income allocated by the Borrower among its Members in accordance with applicable cooperative principles.

“Payment Recipient” has the meaning assigned to it in Section 7.11(a).

“PBGC” means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

“Performance Letter of Credit” means any Existing Letter of Credit issued under the Existing Credit Agreement or any Letter of Credit issued under this Agreement, in each case, in order to guarantee performance under a contract.

“Person” means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Plan” means any multiemployer plan or single employer plan (including any Multiple Employer Plan), as defined in Section 4001 and subject to Title IV of ERISA, which is maintained or contributed to by, or at any time during the five calendar years preceding the date of this Agreement was maintained or contributed to by, the Borrower or a Subsidiary of the Borrower or any member of the ERISA Group.

“Pricing Schedule” means the Pricing Schedule attached hereto.

“Prime Rate” means the rate of interest publically announced by the Administrative Agent as its prime rate in effect at such time at its principal office in New York City; provided that if the Administrative Agent ceases to publically announce such rate of interest, then the Prime Rate shall mean the rate of interest published by the Wall Street Journal from time to time as the “Prime Rate”.

“Pro Rata Share” means, with respect to each Bank at any time, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Commitment of such Bank and the denominator of which is the total amount of the Commitments, subject to adjustment as provided in Section 2.19(a)(iv); provided that if the commitment of each Bank to make Revolving Loans and the obligation of each Issuing Bank to make L/C Credit Extensions have been terminated pursuant to Sections 2.10 or 6.01, then the Pro Rata Share of each Bank shall be determined based on the Pro Rata Share of such Bank immediately prior to such termination and after giving effect to any subsequent assignments made pursuant to the terms hereof.

“Qualified Subordinated Indebtedness” means ~~the Borrower’s~~ (i) the Borrower’s 4.75% Subordinated Deferrable Interest Notes due 2043 ~~and~~, (ii) ~~any other Indebtedness of the Borrower having substantially similar terms as to subordination~~the Borrower’s 5.25% Subordinated Deferrable Interest Notes due 2046, (iii) the Borrower’s 5.50% Subordinated Deferrable Interest Notes due 2064 and (iv) any other subordinated as those contained in the instruments and documents relating to the foregoing Indebtedness or that would be junior to any of the foregoing; provided that such Indebtedness (a) will not mature prior to the Maturity Date and (b) does not require payments of principal prior to the Commitment Termination Date,; except pursuant to acceleration or at the option of the Borrower.

“Recipient” means, as applicable, (a) the Administrative Agent, (b) any Bank and (c) the Issuing Bank.

“REDLG Program Liens” means Liens on any asset of the Borrower required to be pledged as collateral to support obligations of the Borrower with respect to any government Guarantee provided pursuant to regulations issued under the Rural Electrification Act of 1936, 7 U.S.C. 901 et. seq., and the Food, Conservation and Energy Act of 2008, Pub. L. 110-234 Stat. 923 (“REDLG Obligations”) so long as such Guarantee supports long-term Indebtedness issued by the Borrower and permitted by Section 5.09.

“REDLG Obligations” has the meaning set forth in the definition of REDLG Program Liens.

“Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is USD LIBOR, 11:00 a.m. (London time) on the day that is two London banking days preceding the date of such setting, and (2) if such Benchmark is not USD LIBOR, the time determined by the Administrative Agent in its reasonable discretion.

“Regulation U” means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

“Regulation X” means Regulation X of the Board of Governors of the Federal Reserve System, as in effect from time to time.

“Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto.

“Reportable Event” means an event described in Section 4043(c) of ERISA or regulations promulgated by the Department of Labor thereunder (with respect to which the 30 day notice requirement has not been waived by the PBGC).

“Required Banks” means, subject to Section 2.19, at any time Banks having at least 51% of the sum of (i) the aggregate amount of the unused Commitments, (ii) the aggregate principal outstanding amount of the Loans and the Outstanding Amount of all L/C Obligations (with the aggregate amount of each Bank’s participation in L/C Obligations deemed “held” by such Bank for purposes of this definition).

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Responsible Officer” means (i) with respect to the Borrower, the Chief Financial Officer, the Chief Executive Officer, an Assistant Secretary-Treasurer, the Controller, the Vice President, Capital Markets Relations or, in each case, an authorized signatory of such Person and (ii) with respect to any other Person, the president, any vice-president, the chief financial officer, any assistant-treasurer or, in each case, an authorized signatory of such Person.

“Revolving Credit Period” means the period from and including the Effective Date to but excluding the Commitment Termination Date.

“Revolving Loan” means a loan made by a Bank pursuant to Section 2.01(a).

“RUS” means the Rural Utilities Service of the Department of Agriculture of the United States of America (as successor to the Rural Electrification Administration of the Department of Agriculture of the United States of America) or any other regulatory body which succeeds to its functions.

“RUS Guaranteed Loan” means any loan made by any Person, which loan is guaranteed, in whole or in part, as to principal and interest by the United States of America through the RUS pursuant to a guarantee, which guarantee contains provisions no less favorable to the holder thereof than the provisions set forth in the form of Exhibit B-1 or Exhibit B-2 hereto; and “Guaranteed Portion” of any RUS Guaranteed Loan means that portion of principal of, and interest on, such RUS Guaranteed Loan which is guaranteed by the United States of America through the RUS.

“S&P” means S&P Global Ratings, a business unit of Standard & Poor’s Financial Services LLC, or any successor thereto.

“Sanctioned Country” means, at any time, a country or territory which is the subject or target of any Sanctions.

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State or any other U.S. Governmental Authority, as may be amended, supplemented or substituted from time to time, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person controlled by any such Person.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State.

“Second Amendment Effective Date” means the Second Amendment Effective Date as defined in the 2017 Amendment.

“Securities and Exchange Commission” means the Securities and Exchange Commission or any other U.S. federal governmental authority succeeding to any or all of the functions of the Securities and Exchange Commission.

“SOFR” means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by the SOFR Administrator on the SOFR Administrator’s Website on the immediately succeeding Business Day.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.

“Special Purpose Subsidiary” has the meaning set forth in Section 5.12.

“Specified Date” has the meaning set forth in Section 2.22(c).

“Standby Letter of Credit” means any Letter of Credit issued under this Agreement, other than (i) a Trade Letter of Credit, (ii) a Performance Letter of Credit or (iii) a Backup Letter of Credit in support of either a performance letter of credit or a trade letter of credit issued by the Borrower.

“Start-up Investments” has the meaning set forth in Section 5.12.

“Subsidiary” of any Person means (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through its Subsidiaries, and (ii) any other Person in which such Person directly or indirectly through Subsidiaries has more than a 50% voting and equity interest; provided that no Person whose only assets are RUS Guaranteed Loans and investments incidental thereto shall be deemed a Subsidiary.

“Superior Indebtedness” means all Indebtedness of the Borrower and its Consolidated Entities (other than Members’ Subordinated Certificates and Qualified Subordinated Indebtedness), but excluding (i) Indebtedness of the Borrower or any of its Consolidated Entities to the extent that the proceeds of such Indebtedness are used to fund Guaranteed Portions of RUS Guaranteed Loans and (ii) any indebtedness of any Member Guaranteed by the Borrower or any of its Consolidated Entities (“Guaranteed Indebtedness”), to the extent that either (x) the long-term unsecured debt of such Member is rated at least BBB+ by S&P ~~or~~, Baal by Moody’s or BBB+ by Fitch, (y) the long-term secured debt of such Member is rated at least A- by S&P ~~or~~, A3 by Moody’s or A- by Fitch or (z) the payment of principal and interest by the Borrower or any of its Consolidated Entities in respect of such Guaranteed Indebtedness is covered by insurance or reinsurance provided by an insurer having an insurance financial strength rating of AAA by S&P ~~or~~, a financial strength rating of Aaa by Moody’s or a financial strength rating of AAA by Fitch.

“Syndication Agent” means Mizuho Bank, Ltd., in its capacity as Syndication Agent hereunder, and its successors in such capacity.

“Taxes” means any present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term SOFR” means, for the applicable Corresponding Tenor as of the applicable Reference Time, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.

“Term SOFR Notice” means a notification by the Administrative

Agent to the Lenders and the Borrower of the occurrence of a Term SOFR Transition Event.

“Term SOFR Transition Event” means the determination by the Administrative Agent that (a) Term SOFR has been recommended for use by the Relevant Governmental Body, (b) the administration of Term SOFR is administratively feasible for the Administrative Agent and (c) a Benchmark Transition Event or an Early Opt-in Election, as applicable (and, for the avoidance of doubt, not in the case of an Other Benchmark Rate Election), has previously occurred resulting in a Benchmark Replacement in accordance with this Section titled “Benchmark Replacement Setting” that is not Term SOFR.

“Third Amendment Effective Date” means the Third Amendment Effective Date as defined in the 2018 Amendment.

“TIER” means, for any period, the ratio of (x) Net Income plus Interest Expense plus Derivative Cash Settlements to (y) Interest Expense plus Derivative Cash Settlements, in each case for such period.

“Trade Letter of Credit” means any Existing Letter of Credit issued under the Existing Credit Agreement or any Letter of Credit issued under this Agreement, in each case, for the benefit of a supplier of goods or services to effect payment for such goods or services, the conditions to drawing under which include the presentation to an Issuing Bank.

“Type” refers to whether a Loan is a Base Rate Loan, a Euro-Dollar Loan, a Money Market Absolute Rate Loan or a Money Market LIBOR Loan.

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Unreimbursed Amount” has the meaning specified in Section 2.20(b)(i).

“USD LIBOR” means the London interbank offered rate for U.S. dollars.

“U.S. GAAP” means the generally accepted accounting principles as promulgated, from time to time, by the Financial Accounting Standards Board.

“U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code.

“U.S. Tax Certificate” has the meaning assigned to such term in Section 2.172.16(f)(ii)(D)(2).

“Withholding Agent” means the Borrower and the Administrative Agent.

“Write-Down and Conversion Powers” means, (i) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule. and (ii) with respect to any UK Resolution Authority, any powers of such UK Resolution Authority from time to time under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

Section 1.02 Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made and all financial statements required to be delivered hereunder shall be prepared in accordance with U.S. GAAP as in effect from time to time, applied on a basis consistent (except for changes concurred in by the Borrower’s independent public accountants) with the most recent audited financial statements of the Borrower and its Consolidated Entities delivered to the Bank Parties.

Section 1.03 Types of Borrowings. The term “Borrowing” denotes the aggregation of Loans of one or more Banks to be made to the Borrower pursuant to Article 2 on a single date and for a single Interest Period. Borrowings are classified for purposes of this Agreement either by reference to the pricing of Loans comprising such Borrowing (e.g., a “Euro-Dollar Borrowing” is a Borrowing comprised of Euro-Dollar Loans) or by reference to the provisions of

Article 2 under which participation therein is determined (i.e., a “Revolving Borrowing” is a Borrowing under Section 2.01(a) in which all Banks participate in proportion to their Commitments, while a “Money Market Borrowing” is a Borrowing under Section 2.03 in which the Bank participants are determined on the basis of their bids in accordance therewith). All Loans and all Borrowings, including with respect to their respective Interest Periods, under the Existing Credit Agreement, if any, are listed on the Existing Commitment Schedule, that are outstanding on the Amendment Effective Date shall become Loans and Borrowings with the same Interest Period under this Agreement.

Section 1.04 Letter of Credit. Unless otherwise specified, all references herein to the amount of a Letter of Credit at any time shall be deemed to mean the stated face amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed the maximum stated amount of such Letter of Credit after giving effect to all increases or decreases, as applicable, thereof, whether or not such maximum face amount is in effect at such time. All Existing Letters of Credit issued and outstanding on the Amendment Effective Date shall be deemed to be Letters of Credit under this Agreement and from and after the Amendment Effective Date shall be subject to and governed by the terms and conditions hereof.

Section 1.05. Divisions. For all purposes under this Agreement, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its equity interests at such time.

ARTICLE 2 THE CREDITS
Section 2.01. Commitments to Lend and Issue Letters of Credit. (a)Revolving Loans. During the Revolving Credit Period each Bank severally agrees, on the terms and conditions set forth in this Agreement, to make loans to the Borrower pursuant to this Section from time to time in amounts such that the sum of (x) the aggregate principal amount of Revolving Loans by such Bank at any one time outstanding plus (y) such Bank’s Pro Rata Share of the Outstanding Amount of all L/C Obligations shall not exceed the amount of its Commitment. Each Borrowing shall be in an aggregate principal amount of $10,000,000 or any larger multiple of $1,000,000 (except that any such Borrowing may be in the maximum aggregate amount available in accordance with Section 3.03(d)) and shall be made from the several Banks ratably in proportion to their respective Commitments. Within the foregoing limits, the Borrower may borrow under this Section, repay or, to the extent permitted by Section 2.12, prepay Loans and reborrow at any time during the Revolving Credit Period under this Section. All Loans will be made by all Banks in accordance with their Pro Rata Share of the Aggregate Commitments until the Commitment Termination Date, and in each case subject to the limitations set forth in Section 3.03(d).

(b) Letters of Credit. Subject to the terms and conditions set forth herein, (i) each Issuing Bank agrees, in reliance upon the agreements of the other Banks set forth in Section 2.20, (A) from time to time on any Domestic Business Day during the period from the Amendment Effective Date until the Letter of Credit Expiration Date, to make L/C Credit Extensions either (i) for the account of the Borrower, its Consolidated Entities, its Members or members of its Consolidated Entities or (ii) in support of a letter of credit issued by the Borrower as a back-up confirmation or backup credit support of such letter of credit (“Back-Up Letter of Credit”), and to amend or extend Letters of Credit previously issued by it, in accordance with Section 2.20(a)(i) and (ii), and (B) to honor drawings under the Letters of Credit issued by it; and (ii) the Banks severally agree to participate in Letters of Credit issued for the account of the Borrower, its Consolidated Entities, its Members or members of its Consolidated Entities and any L/C Borrowings thereunder; provided that after giving effect to any L/C Credit Extension with respect to any Letter of Credit, (1) the sum of (x) the aggregate principal amount of Revolving Loans of any Bank, plus (y) such Bank’s Pro Rata Share of the Outstanding Amount of all L/C Obligations shall not exceed such Bank’s Commitment, (2) the Outstanding Amount of all L/C Obligations shall not exceed the Letter of Credit Sublimit and (3) the Outstanding Amount of all L/C Obligations of each Initial Issuing Bank shall not exceed the Initial Issuing Bank Sublimit of such Initial Issuing Bank unless otherwise agreed by such Initial Issuing Bank. Each request by the Borrower for the issuance of, or an amendment to increase the amount of, any Letter of Credit shall be deemed to be a representation by the Borrower that the L/C Credit Extension so requested complies with the condition set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed.

(c). Letters of Credit Generally. (i) No Issuing Bank shall issue any Letter of Credit if the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless all the Banks have approved such expiry date; provided that in no event shall the expiry date of any requested Letter of Credit occur on or after the Domestic Business Day immediately preceding the Commitment Termination Date.

(ii) No Issuing Bank shall be under any obligation to make any L/C Credit Extension if:

(A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such Issuing Bank from issuing such Letter of Credit, or any Applicable Law applicable to such Issuing Bank or any request or directive (whether or not having the force of law, but if not having the force of law, being a request or directive which is generally complied with by comparable financial institutions) from any Governmental Authority with jurisdiction over such Issuing Bank shall prohibit, or request that the Issuing Bank refrain from the issuance of Letters of Credit generally or such Letter of Credit in particular or shall impose upon such Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such Issuing Bank is not otherwise compensated hereunder) not in effect on the ~~Fourth~~Fifth Amendment Effective Date, or shall impose upon such Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the ~~Fourth~~Fifth Amendment Effective Date and which such Issuing Bank in good faith reasonably deems material to it; provided, however, that in the event a Bank Party participating in the Letters of Credit is not affected by any such restriction, requirement or imposition, and is able to issue such Letter of Credit and expressly agrees in its sole discretion to issue such Letter of Credit, such Bank Party, subject to the consent of the Administrative Agent, such consent not to be unreasonably withheld, conditioned or delayed, shall issue such Letter of Credit and shall be deemed the Issuing Bank with regard to such Letter of Credit for all purposes of this Agreement;

(B) the making of such L/C Credit Extension would violate any Applicable Laws;

(C). except as otherwise agreed by the Administrative Agent and such Issuing Bank, such Letter of Credit is in an initial face amount less than $25,000;

(D) such L/C Credit Extension is to be denominated in a currency other than Dollars;

(E) such L/C Credit Extension contains any provisions for automatic reinstatement of the stated amount after any L/C Borrowing thereunder; or

(F) a default of any Bank’s obligations to fund under Section 2.20 exists, or any Bank is then a Defaulting Bank, unless,

such Note shall be in substantially the form of Exhibit A hereto with appropriate modifications to reflect the fact that it evidences solely Loans and/or L/C Borrowings of the relevant Type. Each reference in this Agreement to the “Note” of such Bank Party shall be deemed to refer to and include any or all of such Notes, as the context may require.

(c). Upon the Administrative Agent’s receipt of each Note that was requested by a Bank Party pursuant to Section 3.01(b), the Administrative Agent shall forward such Note to such Bank Party. Each Bank Party shall record the date, amount, type and maturity of each Loan and/or L/C Borrowings made by it and the date and amount of each payment of principal made by the Borrower with respect thereto, and may, if such Bank Party so elects in connection with any transfer or enforcement of its Note, endorse on the schedule forming a part thereof appropriate notations to evidence the foregoing information with respect to each such Loan and/or L/C Borrowings then outstanding; provided that the failure of any Bank Party to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Notes. Each Bank Party is hereby irrevocably authorized by the Borrower so to endorse its Note and to attach to and make a part of its Note a continuation of any such schedule as and when required.

(d) Any Note evidencing a Loan (as such term is defined in the Existing Credit Agreement) made prior to the Amendment Effective Date may be exchanged upon request of the relevant Bank, made through the Administrative Agent, and simultaneous surrender of such Note to the Borrower through the Administrative Agent in exchange for one or more new Notes evidencing the Loans, respectively, outstanding hereunder, if any, as of the Amendment Effective Date.

Section 2.06. Maturity of Loans. Each Loan hereunder shall mature, and the principal amount thereof shall be due and payable on the Maturity Date with respect to such Loan.

Section 2.07. Interest Rates. (a) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the Base Rate plus the applicable Base Rate Margin for such day. Such interest shall be payable for each Interest Period on the last day thereof and, with respect to the principal amount of any Base Rate Loan that is prepaid or converted to a Euro-Dollar Loan, on the date of such prepayment or conversion. Any overdue principal of or interest on any Base Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the rate otherwise applicable to Base Rate Loans for such day.

(b) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the Euro-Dollar Margin plus the applicable ~~Adjusted~~

~~London Interbank Offered Rate~~Benchmark. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, three months after the first day thereof and, with respect to the principal amount of any Euro-Dollar Loan that is prepaid or converted to a Base Rate Loan, on the date of such prepayment or conversion. Notwithstanding anything to the contrary herein, if a Benchmark Transition Event, an Early Opt-in Election or an Other Benchmark Rate Election, as applicable, and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) or (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (3) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders.

(c). Notwithstanding anything to the contrary herein and subject to the proviso below in this paragraph, if a Term SOFR Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then the applicable Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder or under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings, without any amendment to, or further action or consent of any other party to, this; provided that, this clause (c) shall not be effective unless the Administrative Agent has delivered to the Lenders and the Borrower a Term SOFR Notice. For the avoidance of doubt, the Administrative Agent shall not be required to deliver a Term SOFR Notice after a Term SOFR Transition Event and may do so in its sole discretion.

(d) In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. The Administrative Agent will promptly notify the Borrower and the Lenders of (i) any occurrence of a Term SOFR Transition Event, an Early Opt-in Election, or an Other Benchmark Rate Election, as applicable, and its related Benchmark Replacement Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (e) below and (v) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section titled “Benchmark Replacement Setting,” including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement, except, in each case, as expressly required pursuant to this Section titled “Benchmark Replacement Setting.”

(e) the contrary herein, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including Term SOFR or USD LIBOR) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark (1) is or will be no longer representative or (2) will cease to be provided by the administrator permanently or indefinitely as of a specified date, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such affected tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative or will cease to be provided by the administrator for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor. However, the Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to USD LIBOR or other rates or with respect to any alternative or successor rate thereto, or replacement rate thereof.

(f) Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for a Eurodollar Borrowing of, conversion to or continuation of Eurodollar Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Loans. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base Rate.

(g) The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to LIBOR or the Screen Page or with respect to any alternative, successor or replacement rate thereof (including any Benchmark Replacement), or any calculation, component definition thereof or rate referenced in the definition thereof, including, without limitation, (i) any such alternative, successor or replacement rate implemented pursuant to this Section titled “Benchmark Replacement Setting”, whether upon the occurrence of a Benchmark Transition Event, Term SOFR Transition Event, an Early Opt-in Election, or an Other Benchmark Rate Election, and (ii) the effect, implementation or composition of any Benchmark Replacement Conforming Changes pursuant to clause (d) of this Section 2.07, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, LIBOR or the Eurodollar Rate or have the same volume or liquidity as did LIBOR or the Eurodollar Rate prior to the discontinuance or unavailability of LIBOR. In addition, the discontinuation of LIBOR and any alternative, successor or replacement reference rate may result in a mismatch between the reference rate referenced in this Agreement and your other financial instruments, including potentially those that are intended as hedges. The Administrative Agent and its Affiliates and/or other related entities may engage in transactions that affect the calculation of any alternative, successor or replacement rate and/or any relevant adjustments thereto, in each case, with all determinations of such alternative, successor or replacement rate by the Administrative Agent to be conclusive, absent manifest error. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain such alternative, successor or replacement rate, in each case pursuant to the terms of this Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time), and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.

~~The “Adjusted London Interbank Offered Rate” applicable to any Interest Period means a rate per annum equal to the quotient obtained (rounded upward, if necessary, to the next higher 1/100 of 1%) by dividing (i) the applicable London Interbank Offered Rate by (ii) 1.00 minus the Euro-Dollar Reserve Percentage.~~

~~The “London Interbank Offered Rate” applicable to any Interest Period means the rate appearing on pages LIBOR01 or LIBOR02 of the~~ Reuters screen that displays such rate (or on any successor or substitute page ~~of such Reuters Service, or if the Reuters Service ceases to be available, any~~ successor to or substitute for such Reuters Service, providing rate quotations comparable to those currently provided on such page of such Reuters Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar ~~deposits in the London interbank market) at approximately 11:00 A.M.~~ (London time) two Euro-Dollar Business Days prior to the commencement of ~~such Interest Period, as the rate for the offering of dollar deposits with a maturity comparable to such Interest Period; provided, that if such rate shall~~ be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement; provided further, that if the London Interbank Offered Rate ~~is not available for such Interest Period, then the applicable London Interbank Offered Rate shall be the Interpolated Rate. “Interpolated Rate”~~ means, at any time, for any Interest Period, the rate per annum (rounded to ~~the same number of decimal places as the London Interbank Offered Rate) reasonably determined by the Administrative Agent (which determination~~ shall be conclusive absent manifest error) to be equal to the rate that results ~~from interpolating on a linear basis between: (a) the London Interbank~~ Offered Rate for the longest period (for which the London Interbank Offered Rate is available) that is shorter than the Interest Period and (b) the ~~London Interbank Offered Rate for the shortest period (for which the~~ London Interbank Offered Rate is available) that exceeds the Interest ~~Period; provided that, if the Administrative Agent reasonably determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means still do not exist for ascertaining the~~ Interpolated Rate, then the Administrative Agent shall give written notice thereof to the Borrower and the Banks as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Banks that ~~the circumstances giving rise to such notice no longer exist, (i) any interest~~ election request that requests the conversion of any Base Rate Loan to, or ~~continuation of any Euro-Dollar Loan as, a Euro-Dollar Loan shall be ineffective and (ii) if any Loan requests a Euro-Dollar Loan, such Borrowing shall be made as a Base Rate Loan.~~

~~If at any time the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (i) the circumstances set forth in the paragraph above have arisen and such circumstances are unlikely to be temporary or (ii) the circumstances set~~ forth above have not arisen but the supervisor for the administrator of the rate appearing on pages LIBOR01 or LIBOR02 of the Reuters screen that ~~displays such rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which the rate appearing on pages LIBOR01 or LIBOR02 of the Reuters screen that displays such rate shall no longer be used for~~ determining interest rates for loans, then the Administrative Agent and the ~~Borrower shall endeavor to establish an alternate rate of interest to the London Interbank Offered Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for~~ syndicated loans in the United States at such time, and shall enter into an amendment to this Agreement to reflect such alternate rate of interest and ~~such other related changes to this Agreement as may be applicable.~~ Notwithstanding anything to the contrary in Section 9.05, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have ~~received, within five Business Days of the date notice of such alternate rate of~~ interest is provided to the Banks, a written notice from the Required Banks ~~stating that such Required Banks object to such amendment. Until an alternate rate of interest shall be determined in accordance with this paragraph (but, in the case of the circumstances described in clause (ii) of the first sentence of this paragraph, only to the extent the rate appearing on~~ pages LIBOR01 or LIBOR02 of the Reuters screen that displays such rate ~~for such Interest Period is not available or published at such time on a~~ current basis), (x) any interest election request that requests the conversion ~~of any Base Rate Loan to, or continuation of any Euro-Dollar Loan as, a Euro-Dollar Loan shall be ineffective and (y) if any Loan requests a Euro-Dollar Loan, such Borrowing shall be made as a Base Rate Loan;~~ provided that if such alternate rate of interest shall be less than zero, such ~~rate shall be deemed to be zero for purposes of this Agreement.~~

~~To the extent a comparable or successor rate to the London Interbank Offered Rate is approved by the Administrative Agent in connection herewith, the approved rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not~~ administratively feasible for the Administrative Agent, such approved rate ~~shall be applied in a manner as otherwise reasonably determined by the Administrative Agent.~~

~~“Euro-Dollar Reserve Percentage” means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the~~

~~Federal Reserve System in New York City with deposits exceeding five billion Dollars in respect of “Eurocurrency liabilities” (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents). The Adjusted London Interbank Offered Rate shall be adjusted automatically on and as of the effective date of any change in the Euro-Dollar Reserve Percentage.~~

(~~c~~h) Any overdue principal of or interest on any Euro-Dollar Loan and any other overdue amount payable hereunder (other than in respect of any Money Market Loan as provided in the following paragraph) shall bear interest, payable on demand, for each day from and including the date payment thereof was due to but excluding the date of actual payment, at a rate per annum equal to the sum of 2% plus (i) in the case of principal, the rate otherwise applicable to Euro-Dollar Loans for such day or (ii) in the case of interest and any other overdue amount payable hereunder (other than in respect of any Money Market Loan as provided in the following paragraph), the sum of the Base Rate plus the applicable Base Rate Margin for such day.

(~~d~~i) Subject to Section 8.01(a), each Money Market LIBOR Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the London Interbank Offered Rate for such Interest Period (determined in accordance with Section 2.07(b)) plus (or minus) the Money Market Margin quoted by the Bank making such Loan in accordance with Section 2.03. Each Money Market Absolute Rate Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the Money Market Absolute Rate quoted by the Bank making such Loan in accordance with Section 2.03. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof. Any overdue principal of or interest on any Money Market Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the Prime Rate for such day.

(~~e~~j) The Administrative Agent shall determine each interest rate applicable to the Loans hereunder. The Administrative Agent shall give prompt notice to the Borrower and the participating Banks of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

(k) The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the administration of, submission of, calculation of or any other matter related to any Benchmark, any component definition thereof or rates referenced in the definition thereof or any alternative, comparable or successor rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, comparable or successor rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, such Benchmark or any other Benchmark, or (b) the effect, implementation or composition of any Benchmark Replacement Conforming Changes.

Section 2.08. Method of Electing Interest Rates. (a) The Loans included in each Committed Borrowing shall bear interest initially at the type of rate specified by the Borrower in the applicable Notice of Committed Borrowing. Thereafter, the Borrower may from time to time elect to change or continue the type of interest rate borne by each Group of Loans (subject to Section 2.08(d) and the provisions of Article 8), as follows:

(i) if such Loans are Base Rate Loans, the Borrower may elect to convert such Loans to Euro-Dollar Loans as of any Euro-Dollar Business Day;

(ii) if such Loans are Euro-Dollar Loans, the Borrower may elect to convert such Loans to Base Rate Loans as of any Domestic Business Day, subject to Section 2.14 if any such conversion is effective on any day other than the last day of an Interest Period applicable to such Loans, or may elect to continue such Loans as Euro-Dollar Loans, as of the end of any Interest Period applicable thereto, for an additional Interest Period.

Each such election shall be made by delivering a notice (a “Notice of Interest Rate Election”) to the Administrative Agent not later than 10:30 A.M. (New York City time) on the third Euro-Dollar Business Day before the conversion or continuation selected in such notice is to be effective. A Notice of Interest Rate Election may, if it so specifies, apply to only a portion of the aggregate principal amount of the relevant Group of Loans; provided that (i) such portion is allocated ratably among the Loans comprising such Group and (ii) such portion, and the remaining portion to which such Notice does not apply, are each at least $10,000,000 (unless such portion is comprised of Base Rate Loans). If no such notice is timely received before the end of an Interest Period for any Group of Euro-Dollar Loans, the Borrower shall be deemed to have elected that such Group of Loans be converted to Base Rate Loans at the end of such Interest Period.

(b) Each Notice of Interest Rate Election shall specify:

(i) the Group of Loans (or portion thereof) to which such notice applies;

as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.

(e) Amendment Fees. The Borrower agrees to pay to the Administrative Agent for the account of each Bank on the ~~Fourth~~Fifth Amendment Effective Date the upfront fees required to be paid on such date, as set forth in the ~~2019~~2021 Fee Letters.

Section 2.010. Optional Termination or Reduction of Commitments. During the Revolving Credit Period, the Borrower may, upon at least three Domestic Business Days’ notice to the Administrative Agent (which notice the Administrative Agent will promptly deliver to the Banks), (i) terminate all Commitments at any time, if no Loans are outstanding at such time or (ii) ratably reduce from time to time by an aggregate amount of $10,000,000 or any larger multiple of $1,000,000, the aggregate amount of the Commitments in excess of the aggregate outstanding principal amount of the Loans.

Section 2.011. Mandatory Termination of Commitments. The Commitments shall terminate on the Commitment Termination Date.

Section 2.012. Optional Prepayments. (a) Subject in the case of Euro-Dollar Loans to Section 2.14, the Borrower may (i) on any Domestic Business Day, upon notice to the Administrative Agent, prepay any Group of Base Rate Loans (or any Money Market Borrowing bearing interest at the Base Rate pursuant to Section 8.01(a)) or (ii) upon at least three Euro-Dollar Business Days’ notice to the Administrative Agent, prepay any Group of Euro-Dollar Loans, in each case in whole at any time, or from time to time in part in amounts aggregating $10,000,000 or any larger multiple of $1,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Loans of the several Banks included in such Group of Loans (or such Money Market Borrowing).

(b) Except as provided in Section 2.12(a), the Borrower may not prepay all or any portion of the principal amount of any Money Market Loan prior to the maturity thereof.

(c). Upon receipt of a notice of prepayment pursuant to this Section, the Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank’s ratable share (if any) of such prepayment and such notice shall not thereafter be revocable by the Borrower.

Section 2.013. General Provisions as to Payments. (a) The Borrower shall make each payment of principal of, and interest on, the Loans or L/C Obligations and of fees hereunder, not later than 1:00 P.M. (New York City time) on the date when due, in Federal or other funds immediately available in New York City, to the Administrative Agent at its address referred to in Section 9.01.

circumstances whatsoever in making or failing to make payment under any Letter of Credit, except that, anything in such clauses (i) through (iv) to the contrary notwithstanding, the Borrower shall have a claim against such Issuing Bank, and such Issuing Bank shall be liable to the Borrower, to the extent of any direct (but not special, indirect, consequential or punitive) damages suffered by the Borrower that the Borrower proves were caused by (A) such Issuing Bank’s willful misconduct or gross negligence as determined in a final, non-appealable judgment by a court of competent jurisdiction in determining whether documents presented under any Letter of Credit comply with the terms thereof or (B) such Issuing Bank’s willful failure to make lawful payment under any Letter of Credit after the presentation to it by the beneficiary of a draft and certificate(s) strictly complying with the terms and conditions of any Letter of Credit. In furtherance and not in limitation of the foregoing, such Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

(l) Replacement or Addition of Issuing Bank. An Issuing Bank may be replaced or added at any time by written agreement among the Borrower, the Administrative Agent (unless, in the case of the replacement of an Issuing Bank, the successor Issuing Bank is a Bank and, if applicable, such agreement not to be unreasonably withheld, conditioned or delayed) and the successor or additional Issuing Bank, as applicable. The Administrative Agent shall notify the Banks of any such replacement or addition, as applicable, of an Issuing Bank. Where an Issuing Bank is replaced, at the time such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for account of the replaced Issuing Bank. Furthermore, from and after the effective date of such replacement, the successor Issuing Bank, shall have all the rights and obligations of the replaced Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter. References herein to the term “Issuing Bank” shall be deemed to refer to any successor or additional Issuing Bank, as applicable, or to any previous Issuing Bank, or to any successor or additional Issuing Banks, as applicable, and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

Section 2.021. [Reserved]

Section 2.022. Extension of Commitment Termination Date. (a) The Borrower may, by notice to the Administrative Agent (which shall promptly notify the Banks) not earlier than 45 days prior to any anniversary of ~~the Third Amendment Effective Date~~November 28, 2021 (each, an “Anniversary Date”) but no later than 30 days prior to any such Anniversary Date, request that each Bank extend such Bank’s Commitment Termination Date for an additional one year after the Commitment Termination Date then in effect for such Bank that is one year after the Existing Commitment Termination Date, and each Additional Commitment Bank shall thereupon become a “Bank” for all purposes of this Agreement.

a.Notwithstanding the foregoing, the extension of any Bank’s Existing Commitment Termination Date (and the accession of each Additional Commitment Bank) pursuant to this Section shall be effective on the Extension Date only if (i) the following statements shall be true: (A) no Default or Event of Default has occurred and is continuing, or would result from the extension of the Existing Commitment Termination Date and (B) all the representations and warranties of the Borrower set forth in this Agreement shall be true and correct in all material respects (without duplication of materiality qualifications otherwise set forth in such representations and warranties, before and after giving effect to such extension), and (ii) on or prior to the Extension Date the Administrative Agent shall have received the following, each dated the Extension Date and in form and substance satisfactory to the Administrative Agent: (1) a certificate signed by any one of the Chief Financial Officer, the Chief Executive Officer, the Treasurer, an Assistant Secretary-Treasurer, the Controller or the Vice President, Capital Markets Relations of the Borrower to the effect that the conditions set forth in clauses (c) through (g), inclusive, of Section 3.03 have been satisfied as of the Extension Date and, in the case of clauses (c), (d) and (g), setting forth in reasonable detail the calculations required to establish such compliance, (2) a certificate of an officer of the Borrower acceptable to the Administrative Agent stating that all consents, authorizations, notices and filings required or advisable in connection with the extension of the Existing Commitment Termination Date are in full force and effect, and the Administrative Agent shall have received evidence thereof reasonably satisfactory to it, (3) an opinion of the General Counsel of the Borrower, substantially in the form of Exhibit F hereof, provided that an enforceability opinion under New York law, that is reasonably acceptable to the Administrative Agent, shall be furnished by the Borrower’s New York counsel, ~~Norton Rose Fulbright US~~Foley & Lardner LLP, subject to customary assumptions, qualifications and limitations and (4) such other documents reasonably requested by the Administrative Agent in connection with any such transaction.

(g) Subject to subsection (e) above, the Commitment of any Non-Extending Bank that has not been replaced pursuant to subsection (d) above shall (i) automatically terminate on its Existing Commitment Termination Date or at the option of the Borrower, with respect to the Commitments of all Non-Extending Banks that have advised the Borrower of their unwillingness to agree to an extension in response to a notice delivered pursuant to Section 2.22(a), terminate on any Anniversary Date occurring prior thereto (in each case without regard to any extension by any other Bank); it being understood and agreed that such Non-Extending Bank’s participations in Letters of Credit outstanding on such Existing Commitment Termination Date or such Anniversary Date, as the case may be, shall terminate thereon and any and all fees and expenses owed to each Non-Extending Bank as of that date shall be paid by the Borrower to such Non-Extending Bank.

ARTICLE 3
CONDITIONS

Section 3.01. Effectiveness. (i) The Existing Credit Agreement became effective on the Effective Date and (ii) this Agreement shall become effective on the date (the “Amendment Effective Date”) on which the Administrative Agent shall have received the following documents or other items, each dated the Amendment Effective Date unless otherwise indicated:

(a) receipt by the Administrative Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Administrative Agent in form satisfactory to it in facsimile transmission, electronic submission or other writing from such party of execution of a counterpart hereof by such party);

(b) receipt by the Administrative Agent for the account of each Bank that has requested a Note of a duly executed Note dated on or before the Amendment Effective Date complying with the provisions of Section 2.05;

(c). receipt by the Administrative Agent of an opinion of the General Counsel of the Borrower, substantially in the form of Exhibit F hereto, provided that an enforceability opinion under New York law, that is reasonably acceptable to the Administrative Agent, shall be furnished by the Borrower’s New York counsel, ~~Norton Rose Fulbright US~~Foley & Lardner LLP, subject to customary assumptions, qualifications and limitations;
(d) receipt by the Administrative Agent of a certificate signed by any one of the Chief Financial Officer, the Chief Executive Officer, an Assistant Secretary-Treasurer, the Controller or the Vice President, Capital Markets Relations of the Borrower to the effect that the conditions set forth in clauses (c) through (g), inclusive, of Section 3.03 have been satisfied as of the Amendment Effective Date and, in the case of clauses (c), (e) and (g), setting forth in reasonable detail the calculations required to establish such compliance;

(e) receipt by the Administrative Agent, with a copy for each Bank, of a certificate of an officer of the Borrower acceptable to the Administrative Agent stating that all consents, authorizations, notices and filings required or advisable in connection with this Agreement are in full force and effect, and the Administrative Agent shall have received evidence thereof reasonably satisfactory to it;

(f) receipt by the Administrative Agent and the Syndication Agent (or their respective assigns) and by each Bank Party of all fees required to be paid in the respective amounts heretofore mutually agreed in writing, and all expenses for which invoices have been presented, on or before the Amendment Effective Date;

(g) receipt by the Administrative Agent and the Banks of all documentation and other information requested by the Administrative Agent or such Bank and required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA PATRIOT Act (Title III of Pub. L. 107-56); and

(h) receipt by the Administrative Agent of all documents the Required Banks may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of this Agreement and the Notes, and any other matters relevant hereto, all in form and substance reasonably satisfactory to the Administrative Agent.

The Administrative Agent shall promptly notify the Borrower and the Bank Parties of the Amendment Effective Date, and such notice shall be conclusive and binding on all parties hereto.

Section 3.02. [Reserved]

Section 3.03. Borrowings and L/C Credit Extensions. The obligation of any Bank to make a Loan on the occasion of any Borrowing and the obligation of the Issuing Bank to issue, amend or increase the principal amount thereof or extend any Letter of Credit (other than an extension pursuant to an Auto-Extension Letter of Credit in accordance with the original terms thereof) is subject to the satisfaction of the following conditions, in each case at the time of such Borrowing or L/C Credit Extensions and immediately thereafter:

(a) The Amendment Effective Date shall have occurred on or prior to November 19, 2015, the First Amendment Effective Date shall have occurred on or prior to November 18, 2016, the Second Amendment Effective Date shall have occurred on or prior to November 20, 2017, the Third Amendment Effective Date shall have occurred on or prior to November 28, 2018 ~~and~~, the Fourth Amendment Effective Date shall have occurred on or prior to November 26, 2019 and the Fifth Amendment Effective Date shall have occurred on or prior to June 7, 2021;

(b) receipt by the Administrative Agent of a Notice of Borrowing as required by Section 2.02 or 2.03, as the case may be;

(c). the fact that the Borrower is in compliance with Section 7.11 of the 1994 Indenture, as such Indenture is in effect as of the Effective Date and the Amendment Effective Date;

(d) Prior to the Commitment Termination Date, the fact that the sum of (i) the aggregate outstanding principal amount of the Loans and (ii) the Outstanding Amount of L/C Obligations will not exceed the Aggregate

Commitments (as such Commitments may be increased or decreased

(e) the fact that no Default shall have occurred and be continuing;

(f) the fact that the representations and warranties of the Borrower (in the case of a Borrowing or L/C Credit Extension, other than the representations set forth in Section 4.02(c), Section 4.03 and Section 4.14) contained in this Agreement shall be true in all material respects (other than any such representations or warranties that, by their terms, refer to a specific date other than the date of Borrowing or L/C Credit Extension, in which case such representations and warranties shall be true in all material respects as of such specific date); provided that, (i) in the case of the representations set forth in Section 4.02(a) and Section 4.02(b) being made after the Amendment Effective Date shall be deemed to refer to the most recent balance sheets and statements furnished pursuant to Section 5.03(b)(ii) and Section 5.03(b)(i), respectively and (ii) in the case of the representation set forth in Section 4.06 being made after the ~~Fourth~~Fifth Amendment Effective Date, such representation shall be true except to the extent not reasonably expected to have a material adverse effect on the business, financial position or results of operations of the Borrower; and

(g) the fact that (i) there shall be no collateral securing Bonds issued pursuant to any Indenture of a type other than the types of collateral permitted to secure Bonds issued pursuant to such Indenture as of the date hereof, (ii) the allowable amount of eligible collateral then pledged under any Indenture shall not exceed 150% of the aggregate principal amount of Bonds then outstanding under such Indenture and (iii) no collateral shall secure Bonds other than (A) eligible collateral under such Indenture, the allowable amount of which is included within the computation under subsection (ii) above or (B) collateral previously so pledged which ceases to be such eligible collateral not as a result of any acts or omissions to act of the Borrower (other than the declaration of an “event of default” as defined in a mortgage which results in the exercise of any right or remedy described in such mortgage).

Each Borrowing or L/C Credit Extension hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing or L/C Credit Extension as to the facts specified in clauses (c), (d), (e), (f) and (g) of this Section 3.03.
ARTICLE 4
REPRESENTATIONS AND WARRANTIES

The Borrower makes the following representations, warranties and agreements, which shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans or L/C Credit Extensions:

and the related unaudited consolidated statements of operations, changes in equity and cash flow of the Borrower and its Consolidated Entities for such quarter and for the portion of the Borrower’s fiscal year ended at the end of such quarter, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of the Borrower’s previous fiscal year, all in reasonable detail and certified (subject to normal year-end adjustments) as to fairness of presentation in accordance with U.S. GAAP in all material respects and consistency (except for changes concurred in by the Borrower’s independent public accountants) by the Chief Executive Officer, the Chief Financial Officer, an Assistant Secretary-Treasurer or the Controller of the Borrower;

(ii) as soon as practicable and in any event within the earlier of (i) two Domestic Business Days after filing with the Securities and Exchange Commission and (ii) 120 days after the close of each fiscal year of the Borrower, as at the end of and for the fiscal year just closed, consolidated balance sheets of the Borrower and its Consolidated Entities and the related consolidated statements of operations, changes in equity and cash flow for such fiscal year for the Borrower and its Consolidated Entities, all in reasonable detail and certified (without any qualification as to the scope of the audit) by KPMG LLP or other independent public accountants of nationally recognized standing selected by the Borrower, who shall have audited the books and accounts of the Borrower for such fiscal year;

(iii) with reasonable promptness, copies of all regular and periodical reports (including Current Reports on Form 8-K) filed with, or furnished to, the Securities and Exchange Commission;

(iv) promptly after the public announcement of, or promptly after receiving a written notice of, a change (whether an increase or decrease) in any rating issued by either S&P ~~or~~, Moody’s or Fitch, solely to the extent that the Borrower is then under an existing contract with such agency for the provision of ratings information pertaining to any securities of, or guaranteed by, the Borrower or any of its Subsidiaries or affiliates, a notice setting forth such change; and

(v) with reasonable promptness, such other information respecting the business, operations and financial condition of the Borrower or any of its Subsidiaries or any Joint Venture as any Bank may, from time to time, reasonably request, including, without limitation, with respect to the performance and observance by the Borrower of the covenants and conditions contained in this Agreement.

Reports or financial information required to be delivered pursuant to clauses (b)(i), (b)(ii) and (b)(iii) of this Section 5.03 shall be deemed to have been delivered on the date on which the Borrower posts such reports or financial continue to make its own credit decisions in taking or not taking any action under this Agreement.

Section 7.08. Successor Administrative Agent. The Administrative Agent may, upon giving 5 Domestic Business Days prior written notice to the Borrower, and for so long as long as no Event of Default has occurred and is continuing, at the request of the Borrower, shall, resign at any time by giving written notice thereof to the Banks and the Borrower. Upon any such resignation, the Borrower shall have the right, with the consent of the Required Banks, such consent not to be unreasonably withheld, conditioned or delayed, to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Borrower, and shall have accepted such appointment, within 15 days after the retiring Administrative Agent gives notice of resignation, then the retiring Administrative Agent may, on behalf of the Bank Parties, appoint a successor Administrative Agent, which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $1,000,000,000. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent.

Section 7.09. Co-Documentation Agents, Syndication Agent and Co-Lead Arrangers Not Liable. Nothing in this Agreement shall impose upon the Co-Documentation Agents, the Syndication Agent, or the Co-Lead Arrangers, each in such capacity, any duties or responsibilities whatsoever.

Section 7.010. Calculations. The Administrative Agent shall not be liable for any calculation, apportionment or distribution of payments made by it in good faith. If such calculation, apportionment or distribution is subsequently determined to have been made in error, the sole recourse of any Lender to whom payment was due but not made shall be to recover from the other Banks any payment in excess of the amount to which they are determined to be entitled or, if the amount due was not paid by the Borrower, to recover such amount from the Borrower.

Section 7.011. Erroneous Payments.

(a) If the Administrative Agent notifies a Bank, Issuing Bank, or any Person who has received funds on behalf of a Bank or Issuing Bank, such Bank or Issuing Bank (any such Bank, Issuing Bank or other recipient, a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds received by such Payment Recipient from the Administrative Agent or any of its affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Bank, Issuing Bank or other Payment Recipient on its behalf) (any such funds, whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and such Bank or Issuing Bank shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error.

(b) Without limiting immediately preceding clause (a), each Bank and Issuing Bank hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its affiliates), or (z) that such Bank or Issuing Bank, or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part) in each case:

(i) (A) in the case of immediately preceding clauses (x) or (y), an error shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) an error has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and

(ii) such Bank or Issuing Bank shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge of such error) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 7.11(b).

(c). Each Bank and Issuing Bank hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Bank or Issuing Bank under this Agreement, or otherwise payable or distributable by the Administrative Agent to such Bank or Issuing Bank from any source, against any amount due to the Administrative Agent under immediately preceding clause (a) or under the indemnification provisions of this Agreement.

(d) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with immediately preceding clause (a), from any Bank or Issuing Bank that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Administrative Agent’s notice to such Bank or Issuing Bank at any time, (i) such Bank or Issuing Bank shall be deemed to have assigned its Loans (but not its Commitments) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Commitments), the “Erroneous Payment Deficiency Assignment”) at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Administrative Agent in such instance), and is hereby (together with the Borrower) deemed to execute and deliver an Assignment and Assumption Agreement with respect to such Erroneous Payment Deficiency Assignment, and such Bank or Issuing Bank shall deliver any Notes evidencing such Loans to the Borrower or the Administrative Agent, (ii) the Administrative Agent as the assignee Bank shall be deemed to acquire the Erroneous Payment Deficiency Assignment, (iii) upon such deemed acquisition, the Administrative Agent as the assignee Bank shall become a Bank or Issuing Bank, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Bank or assigning Issuing Bank shall cease to be a Bank or Issuing Bank, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Bank or assigning Issuing Bank and (iv) the Administrative Agent may reflect in the register its ownership interest in the Loans subject to the Erroneous Payment Deficiency Assignment. The Administrative Agent

may, in its discretion, sell any Loans acquired pursuant to an Erroneous Payment Deficiency Assignment in compliance with the terms set forth in Section 9.06 hereof and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Bank or Issuing Bank shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Bank or Issuing Bank (and/or against any recipient that receives funds on its respective behalf). For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Bank or Issuing Bank and such Commitments shall remain available in accordance with the terms of this Agreement. In addition, each party hereto agrees that, except to the extent that the Administrative Agent has sold a Loan (or portion thereof) acquired pursuant to an Erroneous Payment Deficiency Assignment, and irrespective of whether the Administrative Agent may be equitably subrogated, the Administrative Agent shall be contractually subrogated to all the rights and interests of the applicable Bank or Issuing Bank under this Agreement with respect to each Erroneous Payment Return Deficiency.

(e) The parties hereto agree that an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrower for the purpose of making a payment or prepayment of the Obligations.

(f) To the extent permitted by Applicable Law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine.

(g) Each party’s obligations, agreements and waivers under this Section 7.11 shall survive the resignation or replacement of the Administrative Agent, the termination of the Commitments and/or the repayment, satisfaction or discharge of all obligations (or any portion thereof) under this Agreement.

ARTICLE 8
CHANGE IN CIRCUMSTANCES
Section 8.01. Basis for Determining Interest Rate Inadequate or Unfair. If on or prior to the first day of any Interest Period for any Fixed Rate Borrowing:

(a) the Administrative Agent determines that the London Interbank Offered Rate is not available in the manner set forth in the definition of London Interbank Offered Rate for any such Interest Period (each such Interest Period an “Affected Interest Period”), or

(b) in the case of a Committed Borrowing, Banks having 50% or more of the aggregate amount of the Commitments advise the Administrative Agent in writing that the ~~Adjusted London Interbank Offered Rate~~Benchmark, as determined by the Administrative Agent, will not adequately and fairly reflect the cost to such Banks of funding their Euro-Dollar Loans for such Interest Period, in either the case of clause (a) or clause (b) above, the Administrative Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Administrative Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, (i) the obligations of the Banks to make Euro-Dollar Loans or to continue or convert outstanding Loans as or into Euro-Dollar Loans shall be suspended and (ii) each outstanding Euro-Dollar Loan shall be converted into a Base Rate Loan on the last day of the then current Interest Period applicable thereto. Unless the Borrower notifies the Administrative Agent at least two Domestic Business Days before the date of any Fixed Rate Borrowing for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, (i) if such Fixed Rate Borrowing is a Euro-Dollar Borrowing, such Borrowing shall instead be made as a Base Rate Borrowing and (ii) if such Fixed Rate Borrowing is a Money Market LIBOR Borrowing, the Money Market LIBOR Loans comprising such Borrowing shall bear interest for each day from and including the first day to but excluding the last day of the Interest Period applicable thereto at the Base Rate for such day.

Section 8.02. Illegality. If a Change in Law shall make it unlawful or impossible for any Bank (or its Euro-Dollar Lending Office) to make, maintain or fund its Euro-Dollar Loans and such Bank shall so notify the Administrative Agent, the Administrative Agent shall forthwith give notice thereof to the other Banks and the Borrower, whereupon until such Bank notifies the Borrower and the Administrative Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Euro-Dollar Loans or to convert outstanding Loans into Euro-Dollar Loans or continue outstanding Loans as Euro-Dollar Loans, shall be suspended. Before giving any notice to the Administrative Agent pursuant to this Section, such Bank shall designate a different Euro-Dollar Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. The Borrower hereby agrees to pay the reasonable costs and expenses incurred by such Bank in connection with any such designation. If such Bank shall determine that it may not lawfully continue to maintain and fund any of its outstanding Euro-Dollar Loans to maturity and shall so specify in such notice, the Borrower shall immediately prepay in full the then-outstanding principal amount of each such Euro-Dollar Loan, together with accrued interest thereon. Concurrently with prepaying each such Euro-Dollar Loan, the Borrower shall borrow a Base Rate Loan in an equal principal amount

Attn: Capital Markets Relations
Phone: (703) ~~467-7402~~467-1628
Fax: (703) 467-5178
Email: BankingRelations@nrucfc.coop

with a copy to:

National Rural Utilities Cooperative Finance Corporation
20701 Cooperative Way
Dulles, Virginia 20166
Attn: General Counsel
Phone: (703) ~~467-7404~~467-1872
Fax: (703) 467-5651
Email: Roberta.Aronson@nrucfc.coop

(x) in the case of the Administrative Agent:
JPMorgan Chase Bank, N.A.
500 Stanton Christiana Road, ~~Ops 2~~NCC5, Floor ~~03~~1
Newark, DE 19713
Attn: ~~Ido Yehuda~~
~~Fax: 302-634-1911~~Chris Bickert
E-mail: christopher.bickert@chase.com
Telephone: ~~302-634-1417~~484-889-2178

with a copy to:

JPMorgan Chase Bank, N.A.
383 Madison Ave, 24th Floor
New York, NY 10079
Attn: ~~Bridget Killackey~~Nancy R. Barwig
~~Fax: 212-270-3308~~
E-mail: nancy.r.barwig@jpmorgan.com
Telephone: ~~212-270-3308~~972-324-1721

(y) in the case of any Bank, at its address, email address or telecopier number set forth in its Administrative Questionnaire or (z) in the case of any other party, such other address, email address or telecopier number as such party may hereafter specify for the purpose by notice to the Administrative Agent and the Borrower. Each such notice, request, direction, consent, approval or other communication shall be effective (i) if given by facsimile transmission or other electronic submission, when such facsimile transmission or other electronic submission is transmitted to the facsimile number or email address specified in this Section and receipt is confirmed or (ii) if given by any other means, when delivered or received at the address specified in this Section; provided that (A) notices to the Administrative Agent under Article 2 or Article 8 shall also be confirmed by

(b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

Section 9.09. Counterparts; Integration. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” and words of similar import in this Agreement shall be deemed to include electronic or digital signatures or the keeping of records in electronic form, each of which shall be of the same effect, validity and enforceability as manually executed signatures or a paper-based recordkeeping system, as the case may be, to the extent and as provided for under applicable law, including the Electronic Signatures in Global and National Commerce Act of 2000, the Electronic Signatures and Records Act of 1999, or any other similar state Laws based on the Uniform Electronic Transactions Act. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. Notwithstanding the foregoing, if the Administrative Agent or any Lender reasonably requests a manually executed counterpart, the Company shall deliver such manually executed counterpart.

Section 9.010. Several Obligations. The obligations of the Bank Parties hereunder are several. Neither the failure of any Bank Party to carry out its obligations hereunder nor of this Agreement to be duly authorized, executed and delivery by any Bank Party shall relieve any other Bank Party of its obligations hereunder (or affect the rights hereunder of such other Bank). No Bank Party shall be responsible for the obligations of, or any action taken or omitted by, any other Bank Party hereunder.

Section 9.011. Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
Section 9.012. Confid
entiality. The Administrative Agent and each Bank Party represent that they will maintain the confidentiality of any written or oral information provided by or on behalf of the Borrower or any of its Consolidated

Default or other breach, violation, default or noncompliance with the provisions of the Credit Documentation that might otherwise be caused by or be attributable to, the “ICC Transactions” as such term is defined in Schedule 9.15 hereto, and (b) the ICC Transactions, the “ICC Assets,” the “ICC Related Companies” (as such terms are respectively defined in Schedule 9.15 hereto), and the assets, liabilities and operations of the ICC Related Companies (including without limitation any circumstances, events, occurrences, actions or omissions relating to, of or by any of the ICC Related Companies), are hereby excluded from, and shall not be taken into account in applying, interpreting or determining compliance with, the provisions of the Credit Documentation (including without limitation, the definitions, representations, warranties, covenants, agreements, conditions and events of default set forth in the Credit Documentation) and may be excluded from any certifications, notices, reports or statements delivered or to be delivered pursuant to the Credit Documentation. Without limiting the generality of the foregoing, the defined terms “ERISA Group,” “Joint Venture,” “Member” and “Subsidiary,” among others, as used in the Credit Documentation shall not include the ICC Related Companies. Notwithstanding the preceding provisions of this Section 9.15, any new investments in the ICC Related Companies by purchase of equity and/or debt securities, funding (through capital contributions and/or newly originated loans) of working capital or capital expenditure needs of the ICC Related Companies, payment by RTFC (as such term is defined in Schedule 9.15 hereto) or the Borrower of claims of other creditors of the ICC Related Companies, and/or provision of any new guarantees, letters of credit and/or other new credit support or credit enhancement of the debt or other obligations of the ICC Related Companies, in the case of each of the foregoing, made or provided by the Borrower and/or RTFC at any time from December 9, 2008 shall not exceed in the aggregate (but without double-counting any such new investments) $275,000,000 without the consent of the Required Banks. To the extent that the Credit Documentation provides that any of the ICC Transactions may be implemented if certain advance notice thereof is given, all such conditions or requirements of advance notice shall be deemed to have been complied with and all such notices shall be deemed to have been duly and timely given in accordance with the terms of the Credit Documentation.

Section 9.016. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in this Agreement or any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any ~~EEA~~Affected Financial Institution arising under this Agreement may be subject to the Write-Down and Conversion Powers of ~~an EEA~~a Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by ~~an EEA~~the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an ~~EEA~~Affected Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable (i) a reduction in full or in part or cancellation of any such liability, (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such ~~EEA~~Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other ~~Loan Document~~agreement, arrangement or understanding among any such parties or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of ~~any EEA~~the applicable Resolution Authority.

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.
NATIONAL RURAL UTILITIES
COOPERATIVE FINANCE
CORPORATION

By: /s/ ~~J. Andrew Don~~Ling Wang
Name: ~~J. Andrew Don~~Ling Wang
Title: Senior Vice President and Chief
Financial Officer

Signature Page to ~~2023~~2025 Facility

MUFG ~~BANK, LTD. (F/K/A THE BANK~~
~~OF TOKYO-MITSUBISHI UFJ,~~
~~LTD.)~~BANK, LTD., as a Bank

By: /s/ ~~Robert MacFarlane~~Michael
Agrimis
Name: ~~RobertMac Farlane~~Michael
Agrimis
Title: Director

Signature Page to ~~2023~~2025 Facility

ROYAL BANK OF CANADA

By: /s/ ~~Rahul D. Shah~~Mark Condon
Name: ~~Rahul D. Shah~~Mark Condon
Title: Authorized Signatory

Signature Page to ~~2023~~2025 Facility

~~SUNTRUST~~TRUIST BANK, as a Lender

By: /s/ ~~Shannon Juhan~~Justin Lien
Name: ~~Shannon Juhan~~Justin Lien
                    Title: Director

Signature Page to ~~2023~~2025 Facility

NATIONAL COOPERATIVE SERVICES
CORPORATION, as a Bank

By: /s/ ~~J. Andrew Don~~Ling Wang
Name: ~~J. Andrew Don~~Ling Wang
Title: Senior Vice President and
Chief Financial Officer

Signature Page to ~~2023~~2025 Facility

AGENT SCHEDULE

Institution	Title
JPMorgan Chase Bank, N.A.	Administrative Agent
Mizuho Bank, Ltd.	Syndication Agent
~~MUFG Bank, Ltd. (f/k/aThe Bank of Tokyo-Mitsubishi UFJ, Ltd.)~~	~~Co-Documentation Agent~~
PNC Bank, National Association	Co-Documentation Agent
The Bank of Nova Scotia	Co-Documentation Agent
Royal Bank of Canada	Co-Documentation Agent

Agent Schedule

EXISTING COMMITMENT SCHEDULE

Institution	Commitment Prior to the ~~Fourth~~Fifth Amendment Effective	Loans Outstanding on the ~~Fourth~~Fifth Amendment Effective Date
Bank		$0
JPMorgan Chase Bank, N.A.	$~~180,000,000.00~~15 0,000,000.00	$0
Mizuho Bank (USA)	$~~187,500,000.00~~15 0,000,000.00	$0
Royal Bank of Canada	$~~187,500,000.00~~15 0,000,000.00	$0
The Bank of Nova Scotia	$~~187,500,000.00~~15 0,000,000.00	$0
MUFG Bank, Ltd. ~~(f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.)~~	~~187,500,000.00~~15 0,000,000.00	$0
KeyBank National Association	$180,000,000.00	$0
PNC Bank, National Association	$150,000,000.00	$0
US Bank National Association	$125,000,000.00	$0
~~SunTrust~~Truist Bank	$125,000,000.00	$0
Regions Bank	$75,000,000.00	$0
Apple Bank for Savings	$~~7,500,000.00~~5,000 ,000.00	$0
Total:	$~~1592,500,000.00~~1 ,410,00,000.00	$0

Existing Commitment Schedule

COMMITMENT SCHEDULE

Commitment Schedule

Bank	Commitment
JPMorgan Chase Bank, N.A.	$150,000,000.00
Mizuho Bank, Ltd.	$150,000,000.00
Royal Bank of Canada	$150,000,000.00
The Bank of Nova Scotia	$150,000,000.00
~~MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.)~~	~~$150,000,000.00~~
KeyBank National Association	$180,000,000.00
PNC Bank, National Association	$150,000,000.00
US Bank National Association	$125,000,000.00
~~SunTrust~~Truist Ban	$125,000,000.00
MUFG Bank, Ltd.	$100,000,000.00
Regions Bank	$75,000,000.00
~~Apple Bank for Savings~~	~~$5,000,000.00~~
Total:	$~~1,410,000,000.00~~1,35 5,000,000.00
Commitment Schedule

EXISTING LETTERS OF CREDIT

L/C# TFTX-374881 - Deseret Generation & Transmission Cooperative
Beneficiary: Rockwood Casualty Insurance Company
Amount:$~~1,000,000~~2,000,000
Effective Date: October 16, 2012
Expiration Date: : ~~November 28, 2018~~December 31, 2021

L/C# SLCLSTL11173 - Allamakee-Clayton Electric Cooperative, Inc.
Beneficiary: Universal Service Administrative Company
Amount: $~~436,080~~1,017,520
Effective Date: March 18, 2016
Expiration Date: March 18, ~~2018~~2022

Existing Letters of Credit

PRICING SCHEDULE

The “Euro-Dollar Margin”, the “Base Rate Margin” and the “Facility Fee Rate” for the Borrower at any date are the respective percentages set forth below in the applicable row and column based upon the Status of the Borrower that exists on such date.

Status	Level I	Level II	Level III	Level IV	Level V
Euro-Dollar Margin	0.6900%	0.8000%	0.9000%	1.0000%	1.1000%
Base Rate Margin	0%	0%	0%	0%	0.1000%
Facility Fee Rate	0.0600%	0.0750%	0.1000%	0.1250%	0.1500%

For purposes of this Pricing Schedule, the following terms have the following meanings, subject to the concluding paragraph of this Pricing Schedule:

“Fitch” means Fitch Ratings, Inc.
“Level I Status” exists at any date if, at such date, the Borrower’s Unsecured Long-Term Debt is rated AA- or higher by S&P ~~or~~, Aa3 or higher by Moody’s or AA- or higher by Fitch.

“Level II Status” exists at any date if, at such date, (i) the Borrower’s Unsecured Long-Term Debt is rated A+ or higher by S&P ~~or~~, A1 or higher by Moody’s or A+ or higher by Fitch, and (ii) Level I Status does not exist.

“Level III Status” exists at any date if, at such date, (i) the Borrower’s Unsecured Long-Term Debt is rated A or higher by S&P ~~or~~, A2 or higher by Moody’s or A or higher by Fitch, and (ii) Level II Status does not exist.
“Level IV Status” exists at any date if, at such date, (i) the Borrower’s Unsecured Long-Term Debt is rated A- or higher by S&P ~~or~~, A3 or higher by Moody’s or A- or higher by Fitch, and (ii) Level III Status does not exist.
“Level V Status” exists at any date if, at such date, neither Level I Status, Level II Status, Level III Status or Level IV Status exists.

“Moody’s” means Moody’s Investors Services, Inc.

“Rating Agencies” means each of S&P ~~and~~, Moody’s and Fitch.

“S&P” means S&P Global Ratings, a business unit of Standard & Poor’s Financial Services LLC, or any successor thereto.

“Status” refers to the determination of which of Level I Status, Level II Status, Level III Status, Level IV Status or Level V Status exists at any date.

Pricing Schedule

The credit ratings to be utilized for purposes of this Pricing Schedule are those assigned to the senior unsecured long-term debt securities of the Borrower without third-party credit enhancement (the “Borrower’s Unsecured Long-Term Debt”), and any ratings assigned to any other debt security of the Borrower shall be disregarded; provided that if at any date there is no such rating assigned by a particular Rating Agency, such Rating Agency’s rating of the Borrower’s Unsecured Long-Term Debt shall be deemed to be one notch below such Rating Agency’s rating of the senior secured debt of the Borrower at such date. In the event that the ~~two~~three assigned ratings differ, then ~~the~~(i) if two of the ratings are higher than the third rating, the higher rating assigned to the Borrower’s Unsecured Long-Term Debt (after giving effect to the proviso in the first sentence of this paragraph) shall be used, (ii) if two of the ratings ~~assigned differ by only one rating (e.g., A+/A2 results in Level II Status). In the event the two assigned ratings differ by more than one~~are lower than the third rating, the lower rating ~~below the highest~~assigned to the Borrower’s Unsecured Long-Term Debt (after giving effect to the proviso in the first sentence of this paragraph) shall be used or (iii) if all three ratings are different, the intermediate rating shall be used ~~(e~~.~~g., A+/A3 results in Level III Status).~~

Pricing Schedule

EXHIBIT A
New York, New York [DATE]
For value received, National Rural Utilities Cooperative Finance Corporation, a not-for-profit cooperative association incorporated under the laws of the District of Columbia (the “Borrower”), promises to pay to the order of [·] (the “Bank”), for the account of its Applicable Lending Office, the principal sum of [$ ]($ ),] or, if less, the aggregate unpaid principal amount of each Loan and L/C Borrowing made by the Bank to the Borrower pursuant to the Revolving Credit Agreement referred to below on the Maturity Date with respect to such Loan or L/C Borrowing. The Borrower promises to pay interest on the unpaid principal amount of each such Loan and L/C Borrowing on the dates and at the rate or rates provided for in the Revolving Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of JPMorgan Chase Bank, N.A., 1111 Fannin St., 10th Floor, Houston, TX 77002, Attn: Leslie Hill.
All Loans and L/C Borrowings made by the Bank, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Revolving Credit Agreement.
This note is one of the Notes referred to in that certain Amended and Restated Revolving Credit Agreement, dated as of November 19, 2015, among the Borrower, the Banks listed on the signature pages thereof, JPMorgan Chase Bank, N.A., as Administrative Agent and Initial Issuing Bank, Mizuho Bank (USA), as Syndication Agent, and ~~MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.),~~ PNC Bank, National Association, The Bank of Nova Scotia and Royal Bank of Canada as Co-Documentation Agents (as the same may be amended, supplemented or otherwise modified, from time to time, in each case, pursuant to the terms and conditions thereof, the “Revolving Credit Agreement”). Terms defined in the Revolving Credit Agreement are used herein with the same meanings. Reference is made to the Revolving Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof. This Note shall be governed by and construed in accordance with the laws of the State of New York.

A-1

EXHIBIT C
FORM OF MONEY MARKET QUOTE REQUEST
[Date]
To: JPMorgan Chase Bank, N.A. (the “Administrative Agent”)

From: National Rural Utilities Cooperative Finance Corporation (the “Borrower”)

Re: Amended and Restated Revolving Credit Agreement, dated as of
November 19, 2015, among the Borrower, the Banks listed on the signature pages thereof, JPMorgan Chase Bank, N.A., as Administrative
Agent and Initial Issuing Bank, Mizuho Bank (USA), as Syndication
Agent, and ~~MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi~~
~~UFJ, Ltd.),~~ PNC Bank, National Association, The Bank of Nova Scotia
and Royal Bank of Canada, as Co-Documentation Agents (as amended, supplemented, or otherwise modified from time to time, in each case
, pursuant to the terms and conditions thereof, the “Revolving Credit
Agreement”)

We hereby give notice pursuant to Section 2.03 of the Revolving Credit Agreement that we request Money Market Quotes for the following proposed Money Market Borrowing(s):

Date of Borrowing:

Principal Amount1 Interest Period2
$
Such Money Market Quotes should offer a Money Market [Margin] [Absolute Rate]. [The applicable base rate is the London Interbank Offered Rate.]

Terms used herein have the meanings assigned to them in the Revolving Credit Agreement.

NATIONAL RURAL UTILITIES
COOPERATIVE FINANCE
CORPORATION

By:
Name:

1Amount must be $10,000,000 or a larger multiple of $1,000,000.
2Any number of whole months (but not less than one month) (LIBOR Auction) or not less than 30 days (Absolute Rate Auction), subject to the provisions of the definition of Interest Period.

C-1

EXHIBIT D
FORM OF INVITATION FOR MONEY MARKET QUOTES
[Date]
To:    [Name of Bank]
Re:    Invitation for Money Market Quotes to the National Rural Utilities Cooperative Finance Corporation (the “Borrower”)
Pursuant to Section 2.03 of the Amended and Restated Revolving Credit Agreement, dated as of November 19, 2015, among the Borrower, the Banks listed on the signature pages thereof, JPMorgan Chase Bank, N.A., as Administrative Agent and Initial Issuing Bank, Mizuho Bank (USA), asSyndication Agent, and ~~MUFG Bank, Ltd.(f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.)~~, PNC Bank, National Association, The Bank of Nova Scotia and Royal Bank of Canada, as Co-Documentation Agents (as amended, supplemented or otherwise modified from time to time, in each case, pursuant to the terms and conditions thereof, the “Revolving Credit Agreement”):
Date of Borrowing: __________________
Principal Amount    Interest Period
$
Such Money Market Quotes should offer a Money Market [Margin] [Absolute Rate]. [The applicable base rate is the London Interbank Offered Rate.]
Please respond to this invitation by no later than 9:30 A.M. (New York City time) on [date].
JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:    Authorized Officer

                    D-1

[provided, that the aggregate principal amount of Money Market Loans for which the above offers may be accepted shall not exceed $ ___________.]**
We understand and agree that the offer[s] set forth above [is][are] subject to the satisfaction of the applicable conditions set forth in the Amended and Restated Revolving Credit Agreement, dated as of November 19, 2015, among the Borrower, the Banks listed on the signature pages thereof, JPMorgan Chase Bank, N.A., as Administrative Agent and Initial Issuing Bank, Mizuho Bank (USA), as Syndication Agent, and ~~MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.),~~ PNC Bank, National Association, The Bank of Nova Scotia and Royal Bank of Canada, as Co-Documentation Agents, as amended, supplemented or otherwise modified from time to time, in each case, pursuant to the terms and conditions thereof.

Very truly yours,

[NAME OF BANK]

By:
Name:
Title:    Authorized Officer

Dated:

E-2

EXHIBIT F
OPINION OF GENERAL COUNSEL OF THE BORROWER
~~November 26~~June 7, ~~2019~~2021
To the Administrative Agent and each of the Banks party to the Revolving Credit Agreement referred to below c/o JPMorgan Chase Bank, N.A. 1111 Fannin Street, 10th Floor Houston, TX 77002

Ladies and Gentlemen:

Reference is hereby made to (i) that certain Amended and Restated Revolving Credit Agreement dated as of November 19, 2015 (as amended by the Amendments (defined below), the “Extended Agreement”), by and among the Borrower, the Banks listed on the signature pages thereof, JPMorgan Chase Bank, N.A., as Administrative Agent and Initial Issuing Bank, Mizuho Bank (USA), as successor Syndication Agent, and MUFG Bank, Ltd. ~~(f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.)~~, The Bank of Nova Scotia, and Royal Bank of Canada, as Co-Documentation Agents, (ii) that certain Amendment No. 1 dated as of November 18, 2016 ( “Amendment No. 1”), by and among the Borrower, the Banks listed on the signature pages thereof, JPMorgan Chase Bank, N.A., as Administrative Agent and Initial Issuing Bank, Mizuho Bank (USA), as Syndication Agent, and MUFG Bank, Ltd. ~~(f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.)~~, The Bank of Nova Scotia, and Royal Bank of Canada, as Co-Documentation Agents, (iii) that certain Amendment No. 2 dated as of November 20, 2017 (“Amendment No. 2”), by and among the Borrower, the Banks listed on the signature pages thereof, Mizuho Bank, Ltd., as Administrative Agent and Initial Issuing Bank, JPMorgan Chase Bank, N.A., as Syndication Agent, and MUFG Bank, Ltd. ~~(f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.)~~, The Bank of Nova Scotia, and Royal Bank of Canada, as Co-Documentation Agents, (iv) that certain Amendment No. 3 dated as of November ~~18~~28, ~~2016~~2018 (“Amendment No. 3”), by and among the Borrower, the Banks listed on the signature pages thereof, Mizuho Bank, Ltd., as Administrative Agent and Initial Issuing Bank, JPMorgan Chase Bank, N.A., as Syndication Agent, and MUFG Bank, Ltd. ~~(f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.),~~, PNC Bank, National Association, The Bank of Nova Scotia, and Royal Bank of Canada, as Co-Documentation Agents; (v) that certain Amendment No. 4 dated as of November 26, 2019 (“Amendment No. 4”) by and among the Borrower, the Banks listed on the signature pages thereof, JPMorgan Chase Bank, N.A., as Administrative Agent and Initial Issuing Bank, Mizuho Bank, Ltd., as Syndication Agent, and PNC Bank, National Association, The Bank of Nova Scotia, and Royal Bank of Canada, as Co-Documentation Agents and (~~v~~vi) that certain Amendment No. ~~4~~5 dated as of ~~November 26~~June 7, ~~2019~~2021 (“Amendment No. ~~4~~5”, and together with

F-1

Amendment No. 1, Amendment No. 2 ~~and~~, Amendment No. 3 and Amendment No. 4, the “Amendments”), by and among the Borrower, the Banks listed on the signature pages thereof, JPMorgan Chase Bank, N.A., as Administrative Agent and Initial Issuing Bank, Mizuho Bank, Ltd., as Syndication Agent, and ~~MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.),~~ PNC Bank, National Association, The Bank of Nova Scotia, and Royal Bank of Canada, as Co-Documentation Agents. I, Roberta B. Aronson, General Counsel of the National Rural Utilities Cooperative Finance Corporation (the “Borrower”), am delivering this opinion at the request of the Borrower pursuant to Section 7(b) of Amendment No. ~~4~~5. Terms defined in the Extended Agreement are used herein as therein defined.

I have examined originals or copies, certified or otherwise identified to my satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as I have deemed necessary or advisable for purposes of this opinion. This opinion is limited to the laws of the District of Columbia.

Upon the basis of the foregoing, I am of the opinion that:

1. The Borrower is a cooperative association duly incorporated, validly existing and in good standing under the laws of the District of Columbia and has the corporate power and authority and all material governmental licenses, authorizations, consents and approvals required to own its property and assets and to transact the business in which it is engaged. The Borrower is duly qualified or licensed as a foreign corporation in good standing in every jurisdiction in which the nature of the business in which it is engaged makes such qualification or licensing necessary, except in those jurisdictions in which the failure to be so qualified or licensed would not (after qualification, assuming that the Borrower could so qualify without the payment of any fee or penalty and retain its rights as they existed prior to such qualification all to an extent so that any fees or penalties required to be so paid or any rights not so retained would not, individually or in the aggregate, have a material adverse effect on the business or financial position of the Borrower), individually or in the aggregate, have a material adverse effect upon the business or financial position of the Borrower.

2. The Borrower has the corporate power and authority to execute, deliver and carry out the terms and provisions of the Extended Agreement and each of the Notes dated the date hereof (the “Subject Notes”). The Extended Agreement and the Subject Notes have been duly and validly authorized, executed and delivered by the Borrower.1

1 The opinion with respect to the enforceability of the Amended and Restated Revolving Credit Agreement under New York law shall be provided by Borrower’s New York counsel, ~~Norton Rose Fulbright US~~Foley & Lardner LLP, subject to customary assumptions, qualifications and limitations.
_______________________

F-2

EXHIBIT G
ASSIGNMENT AND ASSUMPTION AGREEMENT
AGREEMENT dated as of , 20 among [ASSIGNOR] (the “Assignor”), [ASSIGNEE] (the “Assignee”), NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION (the “Borrower”) and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Agent”).

W I T N E S S E T H

WHEREAS, this Assignment and Assumption Agreement (the “Agreement”) relates to the Amended and Restated Revolving Credit Agreement, dated as of November 19, 2015 (as amended, supplemented or otherwise modified from time to time, in each case pursuant to the terms and conditions thereof, (the “Credit Agreement”), among the Borrower, the Banks listed on the signature pages thereof, JPMorgan Chase Bank, N.A., as Administrative Agent and Initial Issuing Bank (the “Agent”), and Mizuho Bank (USA), as Syndication Agent, and ~~MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.),~~ PNC Bank, National Association, The Bank of Nova Scotia and Royal Bank of Canada, as Co-Documentation Agents.

WHEREAS, as provided under the Credit Agreement, the Assignor has a Commitment to make Loans and/or make or participate in L/C Obligations to the Borrower in an aggregate principal amount at any time outstanding not to exceed $ ;

WHEREAS, Committed Loans and L/C Obligations made to the Borrower by the Assignor under the Credit Agreement in the aggregate principal amount of $ are outstanding at the date hereof; and

WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Credit Agreement in respect of a portion of its Commitment thereunder in an amount equal to $ (the “Assigned Amount”), together with a corresponding portion of its outstanding Committed Loans and/or L/C Obligations, and the Assignee proposes to accept assignment of such rights and assume the corresponding obligations from the Assignor on such terms;

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

SECTION 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

SECTION 2. Assignment. The Assignor hereby assigns and sells to the Assignee all of the rights of the Assignor under the Credit Agreement to the extent of the Assigned Amount, and the Assignee hereby accepts such assignment

G-1

EXHIBIT H-1
[FORM OF]
U.S. TAX CERTIFICATE
(For Non-U.S. Bank Parties That Are Not Partnerships For U.S. Federal
Income Tax Purposes)
Reference is hereby made to the Amended and Restated Revolving Credit Agreement dated as of November 19, 2015 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Banks listed on the signature pages thereof, JPMorgan Chase Bank, N.A., as Administrative Agent and Initial Issuing Bank, Mizuho Bank (USA), as Syndication Agent, and ~~MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.),~~ PNC Bank, National Association, The Bank of Nova Scotia and Royal Bank of Canada, as Co-Documentation Agents.

Pursuant to the provisions of Section 2.16 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a member of Borrower, it does not exercise voting power over Borrower and is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code and (v) the interest payments in question are not effectively connected with the undersigned’s conduct of a U.S. trade or business.

The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF BANK PARTY]

By:
Name:
Title:

H-1-1

EXHIBIT H-2
[FORM OF]
U.S. TAX CERTIFICATE
(For Non-U.S. Bank Parties That Are Partnerships For U.S. Federal Income
Tax Purposes)
    Reference is hereby made to the Amended and Restated Revolving Credit Agreement dated as of November 19, 2015 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Banks listed on the signature pages thereof, JPMorgan Chase Bank, N.A., as Administrative Agent and Initial Issuing Bank, Mizuho Bank (USA), as Syndication Agent, and ~~MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.),~~ PNC Bank, National Association, The Bank of Nova Scotia and Royal Bank of Canada, as Co-Documentation Agents.

Pursuant to the provisions of Section 2.16 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), with respect to the extension of credit pursuant to this Credit Agreement, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a member of Borrower, exercise voting power over Borrower or otherwise is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (v) none of its partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (vi) the interest payments in question are not effectively connected with the undersigned’s or its direct or indirect partners/members’ conduct of a U.S. trade or business.

The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of its partners/members claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

H-2-1

EXHIBIT H-3
[FORM OF]
U.S. TAX CERTIFICATE
(For Non-U.S. Participants That Are Not Partnerships For U.S. Federal
Income Tax Purposes)
    Reference is hereby made to the Amended and Restated Revolving Credit Agreement dated as of November 19, 2015 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Banks listed on the signature pages thereof, JPMorgan Chase Bank, N.A., as Administrative Agent and Initial Issuing Bank, Mizuho Bank (USA), as Syndication Agent, and ~~MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.),~~ PNC Bank, National Association, The Bank of Nova Scotia and Royal Bank of Canada, as Co-Documentation Agents.

Pursuant to the provisions of Section 2.16 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (v) the interest payments in question are not effectively connected with the undersigned’s conduct of a U.S. trade or business.

The undersigned has furnished its participating Bank with a certificate of its non-U.S. person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Bank in writing and (2) the undersigned shall have at all times furnished such Bank with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
[NAME OF PARTICIPANT]

By:
Name:
Title:

Date: _________, 20[ ]

H-3-1

EXHIBIT H-4
[FORM OF]
U.S. TAX CERTIFICATE
(For Non-U.S. Participants That Are Partnerships For U.S. Federal Income
Tax Purposes)
Reference is hereby made to the Amended and Restated Revolving Credit Agreement dated as of November 19, 2015 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Banks listed on the signature pages thereof, JPMorgan Chase Bank, N.A., as Administrative Agent and Initial Issuing Bank, Mizuho Bank (USA), as Syndication Agent, and ~~MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.),~~ PNC Bank, National Association, The Bank of Nova Scotia and Royal Bank of Canada, as Co-Documentation Agents.

Pursuant to the provisions of Section 2.16 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (v) none of its partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (vi) the interest payments in question are not effectively connected with the undersigned’s or its partners/members’ conduct of a U.S. trade or business.

The undersigned has furnished its participating Bank with IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of its partners/members claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Bank and the undersigned shall have at all times furnished such Bank with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
[NAME OF PARTICIPANT]
By:

H-4-1